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Whole Foods Market, Inc.
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550 Bowie Street
Austin, Texas 78703

January 22, 2007

Dear Fellow Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Whole Foods Market, Inc. to be held on March 5, 2007, at 9:00 a.m., Eastern Standard Time, at the Hotel Monaco Washington DC: 700 F Street NW, Washington, DC 20002. The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.

Our culture and operating philosophy continue to drive our success and benefit all of our stakeholders. While 2006 was another great year for our Company, we believe the best is still to come. I want to thank all of our Team Members for their continued hard work and dedication, and all of our customers and shareholders for their continued support. We look forward to reviewing the events of the last fiscal year at the Annual Meeting.

Sincerely,

/s/ JOHN P. MACKEY
JOHN P. MACKEY
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Monday, March 5, 2007

Time:	9 a.m., Eastern Standard Time

Place:	Hotel Monaco Washington DC: 700 F Street NW, Washington DC 20002

Proposals:

1.

To elect eight directors to the Board of Directors of Whole Foods Market, Inc. to serve one-year terms expiring at the later of the annual meeting of shareholders in 2008 or upon a successor being elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 30, 2007.

3.

To consider a Company proposal to approve the Whole Foods Market 2007 Stock Incentive Plan, which is a consolidation, amendment and restatement of the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members and the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors. Awards available under the 2007 Stock Incentive Plan will be nonqualified and incentive stock options, restricted stock and stock appreciation rights. The Company is not asking to increase the number of shares authorized for issuance under the existing plans.

4.

To consider a Company proposal to approve the amendment and restatement of the Whole Foods Market, Inc. Team Member Stock Purchase Plan, including a name change to the Whole Foods Market 2007 Team Member Stock Purchase Plan.

5.	To consider a shareholder proposal regarding the Company’s energy use.

6.	To consider a shareholder proposal regarding separating the roles of our Company CEO and Chairman of the Board.

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:       January 8, 2007

By Order of the Board of Directors

Executive Vice President And Chief Financial Officer

January 22, 2007

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. As an alternative to using the paper proxy card to vote, beneficial owners of shares held in “street name” by a stockbroker may vote by telephone or via the Internet.

550 Bowie Street
Austin, Texas 78703

PROXY STATEMENT

Annual Meeting of Shareholders of the Company to be held on March 5, 2007

Some Questions You May Have Regarding this Proxy Statement

Q:	Why am I receiving these materials?

A:

The accompanying proxy is solicited on behalf of the Board of Directors of Whole Foods Market, Inc., a Texas corporation. We are providing these proxy materials to you in connection with our Annual Meeting of Shareholders, to be held at the Hotel Monaco Washington DC: 700 F Street NW, Washington DC 20002, on Monday, March 5, 2007 at 9 a.m., Eastern Standard Time. As a Company shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:	Who may vote at the meeting?

A:

You may vote all of the shares of our common stock that you owned at the close of business on January 8, 2007, the record date. On the record date, Whole Foods Market, Inc. had 142,949,680 shares of common stock outstanding and entitled to be voted at the meeting. You may cast one vote for each share of common stock held by you on all matters presented at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	There are four Company proposals to be considered and voted on at the meeting, which are:

1.

To elect eight directors to the Board of Directors of Whole Foods Market, Inc., each to serve a one-year term expiring at the later of the annual meeting of shareholders in 2008 or upon his or her successor being elected and qualified.

	2.	To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 30, 2007.

3.

To consider a Company proposal to approve the Whole Foods Market 2007 Stock Incentive Plan, which is a consolidation, amendment and restatement of the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members and the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors. Awards available under the 2007 Stock Incentive Plan will be nonqualified and incentive stock options, restricted stock and stock appreciation rights. The Company is not asking to increase the number of shares authorized for issuance under the existing plans.

4.

To consider a Company proposal to approve the amendment and restatement of the Whole Foods Market, Inc. Team Member Stock Purchase Plan, including a name change to the Whole Foods Market 2007 Team Member Stock Purchase Plan.

In addition, there are two proposals from shareholders, which are:

	5.	To consider a shareholder proposal regarding the Company’s energy use.

	6.	To consider a shareholder proposal regarding separating the roles of our Company CEO and Chairman of the Board.

We will also consider other business that properly comes before the meeting in accordance with Texas law and our Bylaws.

Q:	How does the Board of Directors recommend I vote?

A:	Please see the information included in the proxy statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote:

	1.	“FOR” each of the nominees to the Board of Directors

	2.	“FOR” ratification of Ernst & Young LLP as our independent auditor

	3.	“FOR” adoption of the proposal to consolidate, amend and restate the Company’s stock option plans

	4.	“FOR” adoption of the proposal to amend and restate the Company’s stock purchase plan

	5.	“AGAINST” the shareholder proposal regarding the Company’s energy use

	6.	“AGAINST” the shareholder proposal regarding separating the roles of our Company CEO and Chairman of the Board

Q:	What happens if additional matters are presented at the annual meeting?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, John P. Mackey and Glenda Chamberlain, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Texas law and our Bylaws.

Q:	How do I vote?

A:

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered a shareholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you by Automatic Data Processing, Inc. Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the meeting, complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend the annual meeting. To vote at the meeting, please bring the enclosed proxy card, or vote using the ballot provided at the meeting.

If like most shareholders of the Company, you hold your shares in street name through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of shares, and the proxy materials are being forwarded to you together with a voting instruction card. Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the meeting, complete, date, sign and return the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. As an alternative to using the proxy card to vote, beneficial owners of shares held in street name may vote by telephone or via the Internet until 12:00 p.m., Eastern Standard Time, on March 2, 2007. To vote at the meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.

Q:	What constitutes a quorum, and why is a quorum required?

A:	A quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:	What if I don’t vote or abstain? How are broker non-votes counted?

A.	Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

John P. Mackey and Glenda Chamberlain are officers of the Company and were named by our Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. For beneficial shareholders, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum present.

Q:	If my shares are held in street name by my broker, will my broker vote my shares for me?

A:	Your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors), or if you provide instructions on how to vote by following the instructions provided to you by your broker.

Q:	Can I change my vote after I have delivered my proxy?

A:	Yes. You may revoke your proxy at any time before its exercise. You may also revoke your proxy by voting in person at the Annual Meeting. If you are a beneficial shareholder, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:	Who will count the votes?

A:	The Company has hired a third party, Automatic Data Processing, to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Annual Meeting.

Q:	Where can I find voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2007 or in an earlier filed Form 8-K.

Q:	Who will bear the cost for soliciting votes for the meeting?

A:

We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. We may hire a proxy solicitation firm at a standard industry compensation rate. In addition, proxies may be solicited by mail, in person, or by telephone or fax by certain of our officers, directors and regular employees.

Q:	Whom should I call with other questions?

A:

If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our 2006 Annual Report on Form 10-K, please contact: Whole Foods Market, Inc. 550 Bowie Street, Austin, TX 78703, Attention: Investor Relations Dept., Telephone: (512) 542-0204.

Q:	How can I communicate with the Company’s Board of Directors?

A:

Shareholders may send communications in care of the Director of Internal Audit, Whole Foods Market, Inc. 550 Bowie Street, Austin, TX 78703, or via email to: shareholder.communications@wholefoods.com. Please indicate whether your message is for the Board of Directors as a whole, a particular group or committee of directors or an individual director. The Board of Directors has implemented procedures for processing shareholder communications and a description of these procedures can be found at http://www.wholefoodsmarket.com//investor/corporategovernance/ leadership_board-shareholder.html.

     PROPOSAL 1 – ELECTION OF DIRECTORS

Size of Board of Directors

Our Board of Directors currently consists of eight members.

Current Nominees

Each of the members of the Board of Directors’ current term is up for reelection and each has been nominated for election at the annual meeting to hold office until the later of the next annual meeting or the election of their respective successors. The director nominees are David W. Dupree, Dr. John B. Elstrott, Gabrielle E. Greene, Hass Hassan, John P. Mackey, Linda A. Mason, Morris J. Siegel and Dr. Ralph Z. Sorenson. Using Rule 4200 of the NASDAQ Marketplace Rules as a guide, the Board of Directors, upon the advice of the Nominating and Governance Committee, has determined that all of the director nominees other than Mr. Hassan and Mr. Mackey are “independent directors” because (i) he/she is not an executive officer or employee of the Company; and (ii) in the opinion of the Board of Directors he/she is not an individual having a relationship which will interfere with the exercise of independent judgment in carrying out the responsibilities of such director.a This independence question is analyzed annually in both fact and appearance to promote arms-length oversight.

Mr. Mackey is a current Company officer, and Mr. Hassan has served as a Company consultant within the last three years and served as the President of Fresh & Wild, Ltd., an organic food retailer that the Company acquired in 2004. Therefore, the Board of Directors has concluded that neither person is currently an independent director. Discussion concerning director independence, including the reference Rule 4200 of the NASDAQ Marketplace Rules, is available on the Company website at: http://www.wholefoodsmarket.com//investor/corporategovernance/principles.pdf.

The information provided below is biographical information about each of the nominees. Age and other information in each nominee’s biography are as of December 15, 2006.

David W. Dupree, 53, has served as a director of the Company since August 1996. Since 1999, Mr. Dupree has been a Managing Director of The Halifax Group, a limited partnership founded to pursue small and mid-cap investment opportunities. Mr. Dupree also serves on the board of InSight Health Services Corp., Universal Hospital Services, Inc. and PolyPipe, Inc.

____________________

a     Rule 4200 of the NASDAQ Marketplace Rules specifically excludes the following persons from the definition of Independent Director: (A) a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company; (B) a director who accepted or who has a family member who accepted any compensation from the company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a family member who is an employee (other than an an executive officer) of the company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation; provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to the additional, more stringent requirements of NASDAQ Market Place Rules Rule 4350(d); (C) a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer; (D) a director who is, or has a family member who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs; (E) a director of the issuer who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or (F) a director who is, or has a Family Member who is a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

Dr. John B. Elstrott, 58, has served as a director of the Company since February 1995. Dr. Elstrott is a Clinical Professor of Entrepreneurship and the founding director of the Levy-Rosenblum Institute for Entrepreneurship at Tulane University’s Freeman School of Business, which was started in 1991. He has been on the faculty at Tulane since 1982.

Gabrielle E. Greene, 46, has served as a director of the Company since September 2003. Ms. Greene has served as a principal of a diversified investment fund, Rustic Canyon/Fontis Partners, LP, since its inception in October 2005. In addition, Ms Greene previously served as Chief Financial Officer of the Villanueva Companies, a private holding company with diverse investment interests and as CFO of Crown Services, a construction services company. Since September 2006, Ms. Greene has been a member of the board of Bright Horizons Family Solutions.

Hass Hassan, 59, has served as a director of the Company since June 2005. Mr. Hassan is a General Partner of Greenmont Capital, an investment firm. Mr. Hassan founded Fresh & Wild, Ltd., an organic food retailer in the United Kingdom. Mr. Hassan served as President and Executive Chairman of Fresh & Wild from 1999 until 2004 when the company was acquired by Whole Foods Market.

John P. Mackey, 53, co-founder of the Company, has served as Chairman of the Board and Chief Executive Officer since 1980. Mr. Mackey also served as President from June 2001 to October 2004.

Linda A. Mason, 52, has served as a director of the Company since March 2002. Ms. Mason is co-founder and Chairman of the Board of Bright Horizons Family Solutions, the world’s leading provider of employer sponsored child care, early education and work/life solutions. Ms. Mason served as President of Bright Horizons Family Solutions from 1986 until becoming Chairman in July 1998. Ms. Mason previously served as a director of Whole Foods Market, Inc. from July 1992 until January 2000 when she resigned due to other business commitments.

Morris J. Siegel, 57, has served as a director of the Company since September 2003. Mr. Siegel is currently self-employed, operating Capitol Peaks, an investment firm. Mr. Siegel was the co-founder of Celestial Seasonings, Inc. serving as Chairman and CEO from 1970 until 2002. Celestial Seasonings merged with The Hain Food Group forming The Hain Celestial Group of which Mr. Siegel served as Vice Chairman from 2000 until retiring in 2002. Mr. Siegel also serves on the board of Camelback, Inc.

Dr. Ralph Z. Sorenson, 73, has served as a director of the Company since December 1994. Dr. Sorenson is Managing Partner of the Sorenson Limited Partnership, a venture investment partnership. Dr. Sorenson is President Emeritus of Babson College and Professor Emeritus and former Dean of the University of Colorado College of Business Administration. Dr. Sorenson also serves as a director of Boulder Securities, Gold Systems, Inc., Global Cooling-Japan and Xyleme, Inc.

The Nominating and Governance Committee, consisting solely of “independent directors” as defined in Rule 4200 of the NASDAQ Marketplace Rules, recommended the eight directors set forth in Proposal 1 for nomination by our full Board of Directors. Based on this recommendation, our Board of Directors nominated such directors for election at the Annual Meeting. All nominees are currently directors, and each nominee has agreed to be named in this proxy statement and to serve if elected. Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. The Board of Directors may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Current Directors

Assuming election of all nominees above, the following is a list of persons who will constitute the Company’s Board of Directors following the meeting including their ages, and current committee assignments.

Name	Age	Committees
David W. Dupree	53	Audit, Nominating and Governance (Chair)
Dr. John B. Elstrott**	58	Audit, Compensation, Nominating and Governance
Gabrielle E. Greene	46	Audit (Chair), Compensation
Hass Hassan***	59	None
John P. Mackey*	53	None
Linda A. Mason	52	Nominating and Governance
Morris J. Siegel	57	Audit, Compensation
Dr. Ralph Z. Sorenson	73	Nominating and Governance, Compensation (Chair)
____________________

*	Chair
**	Lead Director
***	International Business Advisor

On March 31, 2003, the Board of Directors imposed a 12-year term limit on directors effective as of that year’s annual shareholder meeting. The limit for each then-existing director began as of the shareholder meeting date regardless of the date each such director was first elected to the Board of Directors. A director who serves 12 years may sit out two years and is then eligible to serve another 12 years.

Committees and Meetings

The Board of Directors maintains the following three standing committees. The members of the various committees are identified in the preceding table.

•	Audit Committee. The duties of the Audit Committee are set forth in its charter which is attached to this proxy statement as Appendix A. Please also see the Audit Committee Report found under “Proposal 2” in this Proxy Statement.

•	Compensation Committee. The purpose of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing the Company’s compensation policies and practices; (ii) reviewing and approving annual compensation and compensation procedures for the Company’s executive officers; and (iii) overseeing and recommending director compensation to the Board of Directors. More specifically, the Compensation Committee’s responsibilities include: overseeing the Company’s general compensation structure, policies and programs, and assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees; making recommendations to the Board of Directors with respect to, and administering, the Company’s incentive compensation and equity-based compensation plans, including the Company’s stock option plans and Team Member stock purchase plan; reviewing and approving compensation procedures for the Company’s executive officers; recommending to the independent directors for approval the compensation of the CEO based on relevant corporate goals and objectives and the Board of Directors’ performance evaluation of the CEO; reviewing and recommending to the Board of Directors for approval the compensation of executive officers other than the CEO; reviewing and recommending to the Board of Directors employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; reviewing the compensation of directors for service on the Board of Directors and its committees and recommending changes in compensation to the Board of Directors; and monitoring directors’ compliance with the Company’s stock ownership guidelines. The Compensation Committee Charter does not provide for any delegation of these Compensation Committee’s duties.

Regarding most compensation matters, including executive and director compensation and the Company’s salary cap, Company management provides recommendations to the Compensation Committee. The Company does not currently engage any consultant related to executive and/or director compensation matters.

•	Nominating and Governance Committee. The Nominating and Governance Committee’s purpose is to periodically report to the Board of Directors regarding corporate governance matters, including making recommendations of qualified nominees for election to the Board of Directors. The Nominating and Governance Committee identifies director candidates through recommendations made by members of the Board of Directors, management, shareholders and others, including the possibility of a search firm. At a minimum, a Board of Director nominee should have significant management or leadership experience which is relevant to the Company’s business, as well as personal and professional integrity. Recommendations are developed based on the nominee’s own knowledge and experience in a variety of fields, and research conducted by the Company’s staff at the Nominating and Governance Committee’s direction. Any shareholder recommendation should be directed to the Secretary of the Company and should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications for Board of Director membership, information regarding any relationships between the candidate and the Company within the last three years and a written indication by the recommended candidate of her/his willingness to serve. Shareholder recommendations must also comply with the notice provisions contained in the Company’s Bylaws in order to be considered (current copies of the Company’s Bylaws are available at no charge in the Company’s public filings with the SEC, on the Corporate Governance page of the Company’s website, or from the Secretary of the Company). In determining whether to nominate a candidate, whether from an internally generated or shareholder recommendation, the Nominating and Governance Committee will consider the current composition and capabilities of serving board members, as well as additional capabilities considered necessary or desirable in light of existing and future Company needs. The Nominating and Governance Committee also exercises its independent business judgment and discretion in evaluating the suitability of any recommended candidate for nomination. The duties of the Nominating and Governance Committee are set forth in its charter which can be found at: www.wholefoodsmarket.com//investor/ corporategovernance/nominatinggoverancecommitteecharter.pdf

During fiscal year 2006, the Board of Directors and the various committees held the following number of meetings: Board of Directors, 4; Audit Committee, 8; Compensation Committee, 4; and Nominating and Governance Committee, 3. No director attended fewer than 75% of the meetings of the Board of Directors (and any committees thereof), which they were required to attend. It is a policy of the Board of Directors to encourage directors to attend each annual meeting of shareholders. Such attendance allows for direct interaction between shareholders and members of the Board of Directors. All of the then current members of the Board of Directors attended the Company’s 2006 annual meeting of shareholders.

The Board of Directors has determined that all Audit Committee members are “Audit Committee financial experts” under the regulations promulgated by the SEC.

Director Compensation Table

The following table provides compensation information for the one year period ended September 24, 2006 for each member of our Board of Directors.

					Change in
					Pension
					Value and
	Fees				Nonqualified	All Other
	Earned			Non-Equity	Deferred	Compen-
	or Paid in	Stock	Option	Incentive Plan	Compensation	sation
Name	Cash (1)	Awards	Awards (2)	Compensation	Earnings	(3)	Total
David W. Dupree	$43,421	—	$3,512	—	—	—	$46,933
Dr. John B. Elstrott	$76,807	—	$3,512	—	—	$5,000	$85,319
Gabrielle E. Greene	$52,290	—	$3,512	—	—	$3,667	$59,469
Hass Hassan	$41,234	—	$3,512	—	—	—	$44,746
John P. Mackey (4)	—	—	—	—	—	—	—
Linda A. Mason	$40,838	—	$3,512	—	—	$1,075	$45,425
Morris J. Siegel	$45,310	—	$3,512	—	—	$1,513	$50,335
Dr. Ralph Z. Sorenson	$50,860	—	$3,512	—	—	—	$54,372
____________________

(1)

For 2006, each of our non-employee directors received the following: $2,756 quarterly retainer; $4,978 for each Board of Directors’ meeting attended in person; $912 for each Committee meeting attended in person in conjunction with a Board of Directors meeting; $3,647 for each Committee meeting attended in person apart from a Board of Directors meeting; $1,216 for each Board of Directors/Committee meeting greater than two hours in length attended by telephone in which a majority of directors/committee members participated; $912 for each Board of Directors/ Committee meeting between one and two hours in length attended by telephone in which a majority of directors/ committee members participated; $456 for each Board of Directors/Committee meeting between fifteen minutes and one hour in length attended by telephone in which a majority of directors/committee members participated. In addition, the following quarterly retainers were paid: $7,738 to the Lead Director; $1,447 to the M&A Director in the first quarter of 2006 only after which this position was eliminated, and; $2,250 to the International Business Advisor Director. Finally, each Board of Directors Committee Chair received the following quarterly retainer: $2897 to the Audit Committee Chair; $1,519 to the Compensation Committee Chair, and; $1,519 to the Nominating & Governance Committee Chair.

(2)

Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.” See Note 13 of the consolidated financial statements in the Company’s Annual Report for the year ended September 24, 2006 regarding assumptions underlying valuation of equity awards. The full grant date fair value of the awards to each director, computed in accordance with FAS 123R is $38,011. At fiscal year end the aggregate number of option awards outstanding for each director was as follows: David W. Dupree 69,594; Dr. John B. Elstrott 38,250; Gabrielle E. Greene 33,050; Hass Hassan 28,250; Linda A. Mason 39,250; Morris J. Siegel 37,250; Dr. Ralph Z. Sorenson 46,250.

(3)	Relates to reimbursement payments for continuing board education.

(4)	See Summary Compensation Table for disclosure related to John P. Mackey who is also an Executive Officer of the Company.

Compensation Committee Interlocks and Insider Participation

No member of our Board’s Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN THIS PROPOSAL 1.

Vote Required

Election of each director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the meeting. This means each nominee will be elected if he or she receives more affirmative votes than votes withheld for such director.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT AUDITOR

General Information

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (“Ernst & Young”) as independent registered public accounting firm for the Company for the fiscal year ending September 30, 2007. The submission of this matter for approval by shareholders is not legally required; however, the Board of Directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for shareholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. If the shareholders do not approve the selection of Ernst & Young, the selection of such firm as independent public accountants for the Company will be reconsidered by the Audit Committee.

Independent Auditor

Ernst & Young served as our independent auditor for the audit of our financial statements for fiscal year 2006 and has been engaged for fiscal year 2007. The Company initially engaged Ernst & Young as its independent auditor in 2001. Representatives of Ernst & Young are expected to attend the 2007 Annual Meeting; they will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The report of Ernst & Young on our audited consolidated financial statements at September 24, 2006 and September 25, 2005 and for the fiscal years then ended, contained no adverse opinion or disclaimer of opinion and is not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table presents fees for professional audit services rendered by Ernst & Young for the audits of the Company’s annual financial statements for the years ended September 24, 2006 and September 25, 2005, and fees for other services rendered by Ernst & Young during those periods (in thousands):

	2006	2005
Audit fees	$1,072	$1,062
Audit-related fees	4	28
Tax fees	24	57
All other fees	-	-
Total	$1,100	$1,147

Services rendered by Ernst & Young in connection with fees presented above were as follows:

Audit Fees
In fiscal year 2006 and 2005, audit fees include fees associated with the annual audit of the Company’s financial statements, the assessment of the Company’s internal control over financial reporting as integrated with the annual audit of the Company’s financial statements, the quarterly reviews of the financial statements included in the Company’s Form 10-Q filings, and consents included in other SEC filings.

Audit-Related Fees
Audit-related fees include fees for acquisition-related inventory procedures in fiscal year 2006 and fees for a benefit plan audit in fiscal year 2005.

Tax Fees
Tax fees in fiscal years 2006 and 2005 include fees for tax compliance, tax advice, tax planning and tax preparation of expatriate returns.

All Other Fees
Not applicable.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal years 2006 and 2005 were compatible.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
Among its other duties, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

Audit Committee Report

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended September 24, 2006.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended September 24, 2006.

Gabrielle E. Greene (Chair)
David W. Dupree
Dr. John B. Elstrott
Morris J. Siegel

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s Compensation Committee is empowered to review and approve, or in some cases recommend for the approval of the full Board of Directors, the annual compensation and compensation procedures for the six executive officers of the Company: the Chairman and Chief Executive Officer, the Co-Presidents and Chief Operating Officers, the Executive Vice President and Chief Financial Officer, the Executive Vice President of Growth and Business Development, and the Executive Vice President of Global Support.

Objectives of Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to attract and retain qualified, energetic Team Members who are enthusiastic about the Company’s mission and culture. A further objective of our compensation program is to provide incentives and reward each Team Member for their contribution to the Company. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors; our Corporate Governance Principles provide that it is the policy of the Board of Directors to encourage all directors to maintain an outright investment in the Company equal to the total estimated cash compensation received for serving on the Board of Directors over three years. Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward teamwork and each Team Member’s contribution to the Company. In measuring the executive officers’ contribution to the Company, the Compensation Committee considers numerous factors including the Company’s growth and financial performance through reference to the following metrics. All of our executive officers participate in an incentive compensation plan based primarily on improvement in Economic Value Added (“EVA”TM). EVA is the primary basis for the Company’s financial decision-making tools and incentive compensation systems. In its simplest definition, EVA is equivalent to net operating profits after taxes minus a charge for the cost of capital necessary to generate those profits. High EVA correlates with high returns on invested capital. The incentive compensation paid to the executive officers for fiscal year 2006 was based upon the incremental improvement in the Company’s overall EVA, the number of new stores opened or acquired during the fiscal year, and the number of new stores opened with total development costs within the development budget minus a charge for the new stores opened with costs in excess of the development budget during the fiscal year. Fiscal year 2006 incentive compensation averaged approximately 49% of the total cash compensation earned by the executive officers.

Regarding most compensation matters, including executive and director compensation and the Company’s salary cap, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. We do not currently engage any consultant related to executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of the Company’s common stock is subject to a variety of factors outside our control. The Company does not have an exact formula for allocating between cash and non-cash compensation. Other than EVA pool and Benefit Hours pool balances (see below), compensation is generally paid as earned.

Elements of Company’s Compensation Plan and Why We Chose Each (How It Relates to Objectives)

Annual executive officer compensation consists of a base salary component and the EVA incentive component discussed above. It is the Compensation Committee’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. The EVA bonus is included in compensation to align the financial incentives with the interests of our shareholders, which we believe is primarily the growth and return on invested capital.

Each of our executive officers receives stock option grants under the Company’s stock option plan. All of our 40,000+ full-time and part-time Team Members are eligible for stock option grants through Annual Leadership Grants, which recognize and incentivize Team Member performance, or through Service Hour Grants once they have accumulated 6,000 total service hours (approximately three years of employment).b Approximately 94% of the stock options granted under the plan since its inception in 1992 have been granted to Team Members who are not executive officers or regional presidents. We believe that through our broad-based plan, the economic interests of our Team Members, including our executives, are more closely aligned to those of the shareholders. Other than Service Hour Grants, the number of stock options granted to each executive officer is made on a discretionary rather than formula basis by the Compensation Committee. Other than Service Hour Grants, each executive officer receives the same number of stock option grants.

We also have a policy that limits the total cash compensation paid to any Team Member in each calendar year. The compensation cap is calculated each year as an established multiple of the average cash compensation of all full-time Team Members employed during such year. For fiscal year 2006, the Company increased the cap from 14 to 19 times the above described average. Employee benefits, stock options and any other form of non-cash compensation, such as the 401(k) match, are not counted in determining and applying the salary cap. Payouts under any EVA Incentive Compensation Plan (“EVA Plan”) fall within the scope of the Company’s salary cap policy. Per the EVA Plan, amounts are contributed annually to a “pool” for each Team Member based on EVA results. A portion of the annual EVA pool contribution may remain in the pool and a portion is paid out annually. Annual payouts are calculated as 100% of the pool up to certain job-specific dollar amounts plus a portion of the excess. If the EVA bonus to be paid out will cause the Team Member’s cash compensation to exceed the annual salary cap, the amount above the cap is forfeited; the full amount which would otherwise be paid out (including amounts not actually paid to the Team Member) is still subtracted from the pool balance. The accumulated balance in any Team Member’s pool account is limited to the amount of the salary cap. Team Members may take time off without pay in order to reduce their salary earned and increase the amount of bonus that can be paid within the cap. The salary cap does not apply in the Team Member’s year of termination or retirement.

The salary cap relates to the Company’s commitment to stakeholder equity as a principle. The following is the salary cap calculation for the Company’s past eight fiscal years:

		Average
Year	Average Hourly Wage	Annual Wage	Average Multiple	Salary Cap
1999	$12.36	$25,709	10	$257,000
2000	$12.84	$26,707	14	$373,900
2001	$13.46	$27,997	14	$391,900
2002	$13.69	$28,479	14	$398,700
2003	$14.07	$29,266	14	$409,700
2004	$14.66	$30,493	14	$426,900
2005	$15.00	$31,200	14	$436,800
2006	$15.38	$31,990	19	$607,800
____________________

b	Service hour grants are allocated to each eligible Team Member based on the proportion of their total accumulated service hours to the total accumulated services hours for all eligible Team Members.

How the Company Chose Amounts and/or Formulas for Each Element

Each executive’s current and prior compensation is considered in setting future compensation. In addition, we review the compensation practices of other Companies. To some extent, our compensation plan is based on the market and the companies we compete against for Team Members. The elements of our plan (e.g., base salary, bonus and stock options) are clearly similar to the elements used by many companies; however, our additional emphasis on fair treatment of all stakeholders requires that we cap executive and other leadership salaries at a level that does not prohibit us from competing for quality Team Members. The exact base pay, stock grant, and salary cap amounts are chosen in an attempt to balance our competing objectives of fairness to all stakeholders and attracting/retaining Team Members. EVA improvement is an objective calculation and was chosen as the basis for determining incentive compensation because we believe it is the best financial framework our executives can use to help make decisions that create sustainable shareholder value.

It is important to note that we have never lost an executive due to compensation. In addition, leadership turnover in the Company is less than 2% annually. We believe this is a good indication that our leadership compensation package is reasonable.

Subject to certain exceptions set forth below, Whole Foods Market plans stock option grant dates well in advance of any actual grant. Regarding our usual grants, the timing of each grant is determined months in advance to coincide with a scheduled meeting of our Board of Directors and its Compensation Committee. Except in highly unusual circumstances, we will not allow option grants at other dates. The grant date is established when the Company’s Compensation Committee approves the grant and all key terms have been determined. The exercise price of each of our stock options grants is the market closing price on the grant date. The Company’s general policy is for the annual grant to occur within two weeks after the official announcement of our second quarter results so that the stock option exercise price reflects a fully-informed market price. This will usually be one week after the opening of the insider trading window. If at the time of any planned option grant date any member of our Board of Directors or Executive Team is aware of material non-public information, the Company would not generally make the planned stock option grant. In such event, as soon as practical after material information is made public, the Compensation Committee will have a specially called meeting and/or otherwise take all necessary steps to authorize the delayed stock option grant. Regarding the grant process, the Compensation Committee does not delegate any related function, and executives are not treated differently from other Team Members.

Accounting and Tax Considerations

Our stock option grant policies have been impacted by the implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123 under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. On September 22, 2005 we accelerated the vesting of all outstanding stock options except stock options held by members of our executive team and certain stock options held by our Team Members located in the United Kingdom. We incurred a $17.4 million pre-tax non-cash share-based compensation charge in the fourth quarter of fiscal year 2005 related to the accelerated vesting. Based on historical Team Member turnover rates and the Company’s best estimate of future turnover rates, we recorded an additional $3.0 million pre-tax non-cash share-based compensation charge in the fourth quarter of fiscal year 2006 to adjust this estimate for actual experience. Our current intent is to limit the number of shares granted in any one year so that annual earnings per share dilution from share-based compensation expense will ramp up but not exceed 10% over time. We believe this strategy is best aligned with our stakeholder philosophy because it is intended to limit future earnings dilution from options while at the same time retains the broad-based stock option plan, which we believe is important to Team Member morale, our unique corporate culture and our success.

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

John P. Mackey’s Compensation

In November 2006, we announced that John P. Mackey, our Chief Executive Officer, would voluntarily reduce his salary to $1 beginning January 1, 2007 and forgo any future stock option awards. Mr. Mackey will continue to receive the same non-cash benefits that other Team Members receive, including the Team Member purchase discount card and health insurance.

SUMMARY COMPENSATION TABLE

The following table includes information concerning compensation for the one year period ended September 24, 2006 in reference to the six members of the Executive Team, which includes required disclosure related to our CEO and the four most highly compensated executive officers of the Company.

							Change in
							Pension Value
						Non-Equity	and Non-
						Incentive	qualified
					Option	Plan	Deferred
		Salary	Bonus	Stock	Awards	Compen-	Compensation	All Other
Name and Principal Position	Year	(1)	(1), (2)	Awards	(3)	sation (4)	Earnings	Compensation	Total
John P. Mackey	2006	$287,600	$320,200	—	$427,000	$312,176	—	—	$1,346,976
Chairman of the Board
and Chief Executive
Officer

Glenda Chamberlain	2006	$268,500	$339,300	—	$405,000	$449,532	—	—	$1,462,332
Executive Vice President
and Chief Financial
Officer

A. C. Gallo	2006	$310,900	$296,900	—	$420,000	$369,861	—	—	$1,397,661
Co-President and Chief
Operating Officer

Walter Robb	2006	$371,600	$236,200	—	$426,000	$347,598	—	—	$1,381,398
Co-President and Chief
Operating Officer

James P. Sud	2006	$333,600	$274,200	—	$405,000	$437,761	—	—	$1,450,561
Executive Vice President
of Growth and Business
Development

Lee Valkenaar	2006	$303,100	$304,700	—	$489,000	$493,845	—	—	$1,590,645
Executive Vice President
of Global Support
____________________

(1)

All cash compensation received by each executive officer for fiscal year 2006 is found in either the Salary or Bonus Column of this Table and the total of these two columns is limited to the Company’s salary cap. For fiscal year 2006 the salary cap was $607,800. In addition figures shown in the Salary Column of this Table reflect the amount actually received by the named officers during the fiscal year; not such officer’s annual rate of pay for the indicated fiscal year; rates may be higher than amounts shown due to officers electing to take time-off without pay. In 2006 the annualized rate of pay for all executives was $374,000.

(2)

Amounts found in the Bonus Column of this Table are equal to amounts found in the Aggregate Withdrawls/ Distributions Column of the Non-Qualified Deferred Compensation – EVA Pool Plan Table immediately below. For 2006, such amounts were limited by the Company’s salary cap so that total cash compensation did not exceed $607,800.

(3)

Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.” See Note 13 of the consolidated financial statements in the Company’s Annual Report for the year ended September 24, 2006 regarding assumptions underlying valuation of equity awards.

(4)

Amounts, if any, found in the Non-Equity Incentive Plan Compensation Column of this Table equal to amounts earned but not yet received by each executive; this includes amounts contributed during any year to the executive’s EVA pool (See EVA Pool Plan Table: Registrant Contribution Column) in excess of Bonuses paid (See this Table: Bonus Column) during that year, and amounts contributed to executive’s benefit hours pool during any year (See benefit hours Table: Registrant Contribution Column). Amounts are calculated as follows: John P. Mackey $293,700 + $18,476 = $312,176; Glenda Chamberlain $367,400 + $82,132 = $449,532; A. C. Gallo $316,500 + $53,361 = $369,861; Walter Robb $284,900 + $62,698 = $347,598; James P. Sud $367,400 + $70,361 = $437,761; Lee Valkenaar $435,600 + $58,245 = $493,845.

Non-Qualified Deferred Compensation

EVA Pool Plan

The table below provides information concerning the EVA pool for each of our executive officers during the one year period ended September 24, 2006.

Upon termination of employment, each executive listed below is entitled to receive as a lump sum payment for the Aggregate Balance in their EVA pool and in such year of termination of employment total cash compensation received may be in excess of the salary cap. If a termination of employment had occurred as of September 24, 2006, in addition to other benefits discussed herein, each executive would be entitled to receive the amount specified in the Aggregate Balance at Last Fiscal Year End Column of this Table.

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions in	Earnings in	Aggregate	Balance at Last
	in Last Fiscal Year	Last Fiscal Year	Last Fiscal	Withdrawals/	Fiscal Year
Name and Principal Position	End	End (1)	Year End	Distributions	End (2)
John P. Mackey	—	$613,900	—	$320,200	$607,800
Chairman of the Board and
Chief Executive Officer

Glenda Chamberlain	—	$706,700	—	$339,300	$607,800
Executive Vice President and
Chief Financial Officer

A. C. Gallo	—	$613,400	—	$296,900	$607,800
Co-President and Chief
Operating Officer

Walter Robb	—	$521,100	—	$236,200	$607,800
Co-President and Chief
Operating Officer

James P. Sud		$641,600	—	$274,200	$607,800
Executive Vice President of Growth
and Business Development

Lee Valkenaar	—	$740,300	—	$304,700	$607,800
Executive Vice President of
Global Support
____________________

(1)

Amounts shown in the Registrant Contributions in Last Fiscal Year Column of this Table represent the sum of amounts earned according to the EVA Bonus Plan and the Store Development Bonus Plan, net of amounts forfeited due to the limits on cash payouts and on pool balances. See discussion related to the Company’s salary cap. All six members of the executive team receive the same gross contribution in any year, but the amount forfeited may be different and therefore the net contribution may vary from person to person.

(2)

The EVA pool plan is intended to limit wide variation in bonuses from year to year. In keeping with the Company’s compensation philosophy, after yearly contributions are determined and such year’s bonuses are paid, the aggregate balance of each executive’s EVA pool cannot exceed the Company’s salary cap. After deduction for bonus payouts, any amount which would cause an executive’s EVA pool balance to exceed the Company’s salary cap is forfeited. For fiscal year 2006 the following amounts were forfeited: John P. Mackey $231,000; Glenda Chamberlain $182,000; A. C. Gallo $216,000; Walter Robb $237,000; James P. Sud $182,000; Lee Valkenaar $136,000.

Benefit Hours

The table below provides information concerning the benefit hours related to accrued paid vacation and other personal time for each of our executive officers during the one year period ended September 24, 2006.

Upon termination of employment, all Team Members are entitled to receive a related lump sum payment for unused benefit hours and in such year of termination of employment, total cash compensation received may be in excess of the salary cap. If a termination of employment had occurred as of September 24, 2006, in addition to other benefits discussed herein, each executive would be entitled to receive the amount specified in the Aggregate Balance at Last FYE Column of this Table.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at Last
	in Last Fiscal	in Last Fiscal	Last Fiscal	Distributions	Fiscal Year End
Name and Principal Position	Year	Year (1)	Year	(2)	(3)
John P. Mackey	—	$18,476	—	—	$114,770
Chairman of the Board and
Chief Executive Officer

Glenda Chamberlain	—	$82,132	—	—	$323,011
Executive Vice President and
Chief Financial Officer

A. C. Gallo	—	$53,361	—	—	$107,131
Co-President and Chief
Operating Officer

Walter Robb	—	$62,698	—	—	$233,675
Co-President and Chief
Operating Officer

James P. Sud	—	$70,361	—	—	$203,082
Executive Vice President of Growth
and Business Development

Lee Valkenaar	—	$58,245	—	—	$153,776
Executive Vice President of
Global Support
____________________

(1)	Amounts relate to both: a) benefit hours earned this year, and; b) the increase in executives’ rate of pay in fiscal year 2006 applied to benefit hours earned but not yet used from prior years.

(2)	Amounts relate to benefit hours used for time off from work.

(3)

Amounts are calculated using benefit hours earned at the executives 2006 rate of pay as follows: John P. Mackey 638.50 benefit hours @ $179.75 per hour; Glenda Chamberlain 1,797.00 benefit hours @ $179.75 per hour; A. C. Gallo 596.00 benefit hours @ $179.75 per hour; Walter Robb 1,300.00 benefit hours @ $179.75 per hour; James P. Sud 1,129.80 benefit hours @ $179.75 per hour; Lee Valkenaar 855.50 benefit hours @ $179.75 per hour.

Retention Agreements

In 1991, we entered into Retention Agreements with John P. Mackey and Glenda Chamberlain. These agreements provide for certain benefits upon an involuntary termination of employment, other than for cause, after a “Triggering Event.” A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets. The benefits to be received by the executive officer whose employment is terminated after a Triggering Event occurs include: receipt of a lump sum severance payment equal to the executive’s then current annual salary and prior year’s bonus; continuation of life, health and disability benefits for one year after the termination of employment, and; the immediate vesting of any outstanding stock options granted to such executive officer with up to six months to exercise.

If a Triggering Event and termination of employment had occurred as of September 24, 2006, we estimate that the value of the benefits under the Retention Agreements would have been as follows:

	Lump Sum Severance	Continuation of	Accelerated Vesting
Name	Payment (1)	Insurance Benefit	of Stock Options (2)
John P. Mackey	$374,000	$6,235	$722,318
Glenda Chamberlain	$374,000	$9,266	$657,032
____________________

(1)	Payment based on fiscal year 2006 salary.

(2)

Accelerated vesting of stock option amounts were determined by measuring the fair value of unvested stock options as of September 24, 2006, utilizing the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.”

STOCK OPTIONS

In 1992 we originally adopted the 1992 Incentive Stock Option Plan for Team Members. Our shareholders have also approved several plan amendments, most recently at our March 2005 annual meeting. As of September 24, 2006, options to purchase an aggregate of 51,090,414 shares of common stock (net of options canceled) had been granted pursuant to the plan, and options to purchase 33,115,830 shares had been exercised. Options to purchase 17,974,584 shares remained outstanding under the plan as of such date, and options to purchase 6,509,586 shares of common stock remained available under the plan for future grant.

Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to the options granted during or for the fiscal year ended September 24, 2006 to each of our executive officers listed in the summary Compensation Table as shown under the caption “Executive Compensation.”

								All Other	All Other
								Stock	Option
		Estimated Future			Estimated Future			Awards:	Awards:		Grant Date
		Payouts Under Non-			Payouts Under			Number of	Number of	Exercise or	Fair Value
		Equity Incentive			Equity Incentive			Shares of	Securities	Base Price	of Stock
		Plan Awards			Plan Awards			Stock or	Underlying	of Option	and Option
Name and Principal Position	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
John P. Mackey	05/12/06	—	—	—	—	—	—	—	4,729	$68.96	$89,000
Chairman of the Board and
Chief Executive Officer

Glenda Chamberlain	05/12/06	—	—	—	—	—	—	—	4,641	$68.96	$87,000
Executive Vice President
and Chief Financial Officer

A. C. Gallo	05/12/06	—	—	—	—	—	—	—	4,654	$68.96	$87,000
Co-President and Chief
Operating Officer

Walter Robb	05/12/06	—	—	—	—	—	—	—	4,629	$68.96	$87,000
Co-President and Chief
Operating Officer

James P. Sud	05/12/06	—	—	—	—	—	—	—	4,579	$68.96	$86,000
Executive Vice President of
Growth and Business
Development

Lee Valkenaar	05/12/06	—	—	—	—	—	—	—	4,665	$68.96	$87,000
Executive Vice President of
Global Support

Outstanding Equity Awards Value at Fiscal Year-End Table

The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named above at the fiscal year end, September 24, 2006. The number of options held at September 24, 2006 includes options granted under the 1992 Option Plan for Team Members.

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market
			Incentive					Awards:	or Payout
			Plan					Number of	Value of
		Number of	Awards:				Market	Unearned	Unearned
	Number of	Securities	Number of			Number	Value of	Shares,	Shares,
	Securities	Underlying	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Unexercised	Underlying			or Units of	Units of	Other	Other
	Unexercised	Options	Unexercised	Option	Option	Stock That	Stock That	Rights	Rights
Name and Principal	Options	Unexercisable	Unearned	Exercise	Expiration	Have Not	Have Not	That Have	That Have
Position	Exercisable	(1)	Options	Price	Date	Vested	Vested	Not Vested	Not Vested
John P. Mackey	16,000	—	—	$10.46	03/27/07	—	—	—	—
Chairman of the	16,000	—		$11.43	03/26/08
Board and Chief	8,000	—		$23.30	03/25/09
Executive Officer	3,000	1,000		$24.60	01/22/10
	9,000	3,000		$27.82	03/31/10
	3,000	3,000		$29.87	11/06/10
	6,000	6,000		$39.61	05/06/11
	2,376	7,124		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,729		$68.96	05/12/11

Glenda	16,000	—	—	$10.46	03/27/07	—	—	—	—
Chamberlain	16,000	—		$11.43	03/26/08
Executive Vice	8,000	—		$23.30	03/25/09
President And	3,000	1,000		$24.60	01/22/10
Chief Financial	9,000	3,000		$27.82	03/31/10
Officer	3,000	3,000		$29.87	11/06/10
	6,000	6,000		$39.61	05/06/11
	1,250	3,750		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,641		$68.96	05/12/11

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market
			Incentive					Awards:	or Payout
			Plan					Number of	Value of
		Number of	Awards:				Market	Unearned	Unearned
	Number of	Securities	Number of			Number	Value of	Shares,	Shares,
	Securities	Underlying	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Unexercised	Underlying			or Units of	Units of	Other	Other
	Unexercised	Options	Unexercised	Option	Option	Stock That	Stock That	Rights	Rights
Name and Principal	Options	Unexercisable	Unearned	Exercise	Expiration	Have Not	Have Not	That Have	That Have
Position	Exercisable	(1)	Options	Price	Date	Vested	Vested	Not Vested	Not Vested
A. C. Gallo	14,628	—	—	$11.43	03/26/08	—	—	—	—
Co-President and	8,000	—		$23.30	03/25/09
Chief Operating	3,000	1,000		$24.60	01/22/10
Officer	9,000	3,000		$27.82	03/31/10
	3,000	3,000		$29.87	11/06/10
	6,000	6,000		$39.61	05/06/11
	2,000	6,000		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,654		$68.96	05/12/11

Walter Robb	15,100	—	—	$10.46	03/27/07	—	—	—	—
Co-President and	26,588	—		$11.43	03/26/08
Chief Operating	8,000	—		$23.30	03/25/09
Officer	3,000	1,000		$24.60	01/22/10
	9,000	3,000		$27.82	03/31/10
	3,000	3,000		$29.87	11/06/10
	6,000	6,000		$39.61	05/06/11
	2,326	6,974		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,629		$68.96	05/12/11

James P. Sud	8,000	—	—	$10.46	03/27/07	—	—	—	—
Executive	16,000	—		$11.43	03/26/08
Vice President	8,000	—		$23.30	03/25/09
of Growth	3,000	1,000		$24.60	01/22/10
and Business	9,000	3,000		$27.82	03/31/10
Development	3,000	3,000		$29.87	11/06/10
	6,000	6,000		$39.61	05/06/11
	1,250	3,750		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,579		$68.96	05/12/11

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market
			Incentive					Awards:	or Payout
			Plan					Number of	Value of
		Number of	Awards:				Market	Unearned	Unearned
	Number of	Securities	Number of			Number	Value of	Shares,	Shares,
	Securities	Underlying	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Unexercised	Underlying			or Units of	Units of	Other	Other
	Unexercised	Options	Unexercised	Option	Option	Stock That	Stock That	Rights	Rights
Name and Principal	Options	Unexercisable	Unearned	Exercise	Expiration	Have Not	Have Not	That Have	That Have
Position	Exercisable	(1)	Options	Price	Date	Vested	Vested	Not Vested	Not Vested
Lee Valkenaar	8,080	—	—	$10.46	03/27/07	—	—	—	—
Executive Vice	38,536	—		$11.43	03/26/08
President of	8,000	—		$23.30	03/25/09
Global Support	9,000	3,000		$27.82	03/31/10
	6,000	6,000		$39.61	05/06/11
	12,000	12,000		$42.06	09/22/11
	625	1,875		$41.04	10/22/11
	2,500	7,500		$43.42	11/04/11
	3,000	9,000		$54.17	05/06/12
	3,000	9,000		$66.80	09/15/12
	0	4,665		$68.96	05/12/11
____________________

(1)	Options become exercisable in four equal installments each year beginning on the first anniversary of the grant date.

Option Exercises and Stock Vested Table

The following table includes certain information with respect to the options exercised by the executive officers named above during the fiscal year ended September 24, 2006.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
Name and Principal Position	on Exercise	on Exercise	on Vesting	on Vesting
John P. Mackey	36,000	$2,437,547	—	—
Chairman of the Board and Chief Executive Officer
Glenda Chamberlain	16,000	$1,104,499	—	—
Executive Vice President and Chief Financial Officer
A. C. Gallo	30,000	$1,635,096	—	—
Co-President and Chief Operating Officer
Walter Robb	18,500	$1,203,569	—	—
Co-President and Chief Operating Officer
James P. Sud	24,000	$1,563,643	—	—
Executive Vice President of Growth and Business Development
Lee Valkenaar	29,160	$1,827,606	—	—
Executive Vice President of Global Support
____________________

(1)	Of shares exercised, the following amounts were due to options expiring during the fiscal year: John P. Mackey 36,000; Glenda Chamberlain 16,000; James P. Sud 16,000; Lee Valkenaar 9,160.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans by type as of September 24, 2006.

			Options Available
	Options	Weighted Average	for Future
Plan Category	Outstanding	Exercise Price	Issuance
Approved by security holders	18,275,134	$48.82	6,531,836
Not approved by security holders	—	—	—
Total	18,275,134	$48.82	6,531,836

Certain Relationships and Related Transactions

Our Compensation Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions.

John P. Mackey and Glenda Chamberlain, executive officers of the Company, own approximately 51% and 2%, respectively, of the capital stock of BookPeople, Inc., a retailer of books and periodicals that is unaffiliated with the Company, which leases retail space at one location in Austin, Texas from the Company. The lease provides for an aggregate annual minimum rent of approximately $0.4 million which the Company received in rental income in fiscal year 2006.

Compensation Committee Report

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2007 Shareholder Meeting Schedule 14A Proxy Statement, filed Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy”). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy.

Compensation Committee
Dr. Ralph Z. Sorenson (Chair)
Dr. John B. Elstrott
Gabrielle E. Greene
Morris J. Siegel

PROPOSAL 3 – TO ADOPT THE WHOLE FOODS MARKET 2007 STOCK INCENTIVE PLAN, A
CONSOLIDATION, AMENDEMENT AND RESTATEMENT OF EXISTING PLANS

In December 2006, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Whole Foods Market 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”) which is a consolidation, amendment and restatement of the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members and the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors. The Board of Directors believes the 2007 Stock Incentive Plan should be approved at this time because the current plans predate many changes in the law and the consolidation of the old plans will eliminate the administrative burdens of maintaining two plans. Furthermore, the Board of Directors believes that adding a right for it to issue a limited amount of restricted stock will provide the Company with more flexibility in its efforts to attract and retain Team Members. At this time the Company is not asking to increase the number of shares authorized for issuance under the existing plans. The Board of Directors directed that the 2007 Stock Incentive Plan be submitted to the shareholders for approval, and it will become effective when so approved. A copy of the proposed new 2007 Stock Incentive Plan is attached hereto as Appendix B. In the event that the 2007 Stock Incentive Plan is not approved by our shareholders, the Company will continue to issue awards under our existing plans, copies of which can be found as follows: (1) the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members is Appendix B to the Company’s Schedule 14A Definitive Proxy Statement filed March 14, 2005, located at: http://www.sec.gov/Archives/edgar/data/865436/000119312505049058/ddef14a.htm, and; (2) the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors is Exhibit 99.1 to the Company’s Form S-4 Registration Statement filed September 5, 1996, located at: http://www.sec.gov/Archives/edgar/data/865436/0000912057-96-013974.txt.

Philosophy

We have a company philosophy of “shared fate” which recognizes there is a community of interest among all of our stakeholders. We believe the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members, under which all of our full-time and part-time Team Members are eligible for option grants, creates an ownership consciousness among our Team Members that more closely aligns their interests with those of our shareholders. Through our broad-based plan, our Team Members share in the risks and the rewards of our business. Approximately 94% of the options granted under the plan have been granted to Team Members who are not executive officers or regional presidents.

As previously communicated, the Company’s current intention is to keep its broad-based stock option program in place but, going forward, limit the number of shares granted in any one year so that annual diluted earnings per share dilution from share-based compensation expense will not exceed 10% over time. Furthermore, in order to facilitate the approval of this proposal and alleviate any shareholder concerns regarding the number of awards we intend to grant in a given year, subject to the passage of Proposal 3, our Board of Directors commits to our shareholders that for fiscal years 2007, 2008 and 2009, the Company will not grant a number of shares subject to options or other equity awards to employees such that the average number of shares granted during such three fiscal years is greater than 2.91% of the average number of shares of our common stock that were outstanding at the end of each of the three fiscal years. For purposes of calculating the number of shares granted in a year, stock, restricted stock and an option with an exercise price that is less than the fair market valuec on the date of grant will count as equivalent to (i) 1.5 option shares if our annual stock price volatility is 53% or higher, (ii) two option shares if our annual stock price volatility is between 25% and 52%, and (iii) four option shares if our annual stock price volatility is less than 25%. This limitation will apply to awards that can result in the delivery of shares under the 2007 Stock Incentive Plan, but excludes: awards under plans assumed in future acquisitions occurring prior to such acquisition, qualified employee stock purchase plans, and certain other tax-qualified plans. The Company believes this strategy is best aligned with our stakeholder philosophy because it limits earnings per share dilution from options while retaining the quality broad-based stock option plan important to Team Member morale, our unique corporate culture and success.

____________________

c     See this Proposal 3, Heading “Summary Description of the 2007 Stock Incentive Plan”, Sub-Heading “Types and Terms of Awards”, second to last paragraph, regarding the proposed Plan’s prohibition of the granting of options and certain other awards at less than 100% of the fair market value of the stock on the award date.

We know from our marketing research that our knowledgeable Team Members and the friendly customer service they provide are among the top reasons customers choose to shop at our stores. We believe our broad-based plan is instrumental in our ability to attract, motivate and retain Team Members. Our Team Members have the opportunity to complete a Morale Survey at least every other year. In 2005, the overall participation rate was 71%, the highest the Company has ever achieved. Topics covered in the survey include job satisfaction, opportunity and empowerment, pay, training, and benefits, among others. Of the Team Members responding, 86% said they almost always or frequently enjoy their job. During the Company’s fiscal year 2006, our turnover rate for Team Leader level employees and above was less than 1%.

Our Team Members have helped to select us for ten years in a row as one of the “100 Best Companies to Work For” in Fortune magazine’s annual poll, and our #5 ranking on the 2007 list is our highest ranking to date. We are the only national supermarket retailer to make the list, and we are one of only 18 companies to make the list consecutively since its inception. Employees play an important role in determining the “100 Best” list. Candidate companies complete a questionnaire and a random sample of employees is surveyed. In scoring the responses, Fortune places two-thirds of the total weight on the employee responses. We believe that happy Team Members create happy customers who grow our business and produce happy shareholders.

Summary Description of the 2007 Stock Incentive Plan

The following is a brief summary of the material features of the 2007 Stock Incentive Plan. The full text of the plan document is attached as Appendix B, and the cross-references below refer to the applicable subsections of the plan document.

Administration and Operation

The 2007 Stock Incentive Plan, which is a consolidation, amendment and restatement of the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors, as amended and the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members, as amended (collectively, the “Prior Plans”) will be administered by the Compensation Committee of the Board. In the event that the Compensation Committee is not comprised solely of Outside Directors, within the meaning of Section 162(m) of the Internal Revenue Code, then any Performance-Based Awards subject to shareholder approval under Section 162(m) will be administered by a committee of two or more Outside Directors appointed by the Board to administer such Performance-Based Awards. (Subsection 2.11)

The committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2007 Stock Incentive Plan, including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend, modify or suspend awards. The committee may delegate the right to act on its behalf to such persons and with respect to such matters as authorized by the committee. (Subsection 3.2)

Eligibility

The persons eligible to receive awards under the 2007 Stock Incentive Plan include all of the Company’s Team Members (which, for purposes of the plan, include all common-law employees of the Company and any 50% or more-owned subsidiary thereof, currently approximately 42,000 persons), its directors and consultants and nonprofit organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code.

Shares Available for Issuance

The number of shares of common stock that are authorized and available for issuance under the 2007 Stock Incentive Plan when it becomes effective will be equal to the number of available shares then remaining under the Prior Plans. Of the 58,600,000 shares reserved for issuance under the Prior Plans, according to Company records as of December 17, 2006, 51,885,106 shares of common stock (net of options cancelled) had been granted under the Prior Plans, and options to purchase 34,447,878 shares had been exercised. Options to purchase 17,437,228 shares remained outstanding under the Prior Plans. According to Company records as of December 17, 2006, options to purchase 6,714,894 shares of common stock remained available under the Prior Plans for future grant. According to Company records as of December 17, 2006, there were

24,152,122 shares of common stock remaining available for issuance under the Prior Plans. The average remaining life on the 17,437,228 options outstanding is 4.54 years and the average price of such options is $47.40. Upon approval of the 2007 Stock Incentive Plan, no further awards will be made under the Prior Plans. (Subsection 4.1)

If the shares of stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited, canceled or repurchased, those shares (other than shares issued with respect to incentive stock options) will again be available for awards under the 2007 Stock Incentive Plan. (Subsections 4.3, 4.4 and 4.5)

The number of shares authorized and available for issuance under the plan shall be adjusted in the event of a stock split, stock dividend, recapitalization, reorganization or similar action. (Subsection 12.1)

Types and Terms of Awards

Awards under the 2007 Stock Incentive Plan may take the form of stock options (either incentive stock options or nonqualified stock options), stock appreciation rights settled in cash, or restricted stock. (Subsection 2.2) Subject to certain restrictions that are set forth in the plan, the committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination, cancellation and forfeiture provisions. (Subsection 3.2)

The committee shall be subject to the following specific restrictions regarding the types and terms of awards:

No more than a set number of the shares may be issued pursuant to incentive stock options. That number will be the same as the number of shares currently available for issuance under the Prior Plans, minus the number of shares reserved for issuance under the Whole Foods Market, Inc. Amended and Restated Plan for Outside Directors, as amended. (Subsection 4.1) According to Company records as of December 17, 2006, 23,152,122 shares were available for issuance upon exercise of incentive stock options.

No participant may receive in any plan year awards covering more than 100,000 shares. (Subsection 4.2)

The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the award date (Subsection 6.3), and the base price for a stock appreciation right may not be less than 100% of the fair market value of the stock on the award date. (Subsection 8.1)

No stock option and no stock appreciation right may expire more than five (5) years after the award date (Subsections 6.2 and 8.2) and the restriction period for any restricted share may not exceed (10) years from the award date. (Subsection 7.1)

Other Provisions

     Change in Control. Unless the committee provides otherwise, awards shall provide for the acceleration of vesting and lapse of restrictions, as applicable, upon or following a “Change in Control” of the Company, as such term is defined in the 2007 Stock Incentive Plan. (Subsection 12.2)

     Amendments and Termination. The Board may amend, suspend or terminate the 2007 Stock Incentive Plan, so long as that action does not impair any award then outstanding, without the consent of the affected participant. Without the approval of the shareholders, however, the Board may not amend the plan to expand the types of awards available under the 2007 Stock Incentive Plan or otherwise materially revise the plan, increase the number of shares reserved for issuance under the plan (other than pursuant to capitalization adjustments set forth in the plan), modify the class of individuals eligible to receive awards under the plan or change the identity of the granting company or the shares to be issued upon the exercise of incentive stock options. (Subsection 13.1)

The committee may amend, modify or terminate any outstanding award in any manner not inconsistent with the terms of the plan as long as such action does not impair the rights of the participant without his or her consent. (Subsection 13.2)

The Board may terminate the 2007 Stock Incentive Plan at any time. Nevertheless, absent any such action by the Board, no award will be granted under the plan after the tenth anniversary of its effective date or, if later, the tenth anniversary of any action by the Board or approval of shareholders, if later, to (i) increase the number of shares reserved for issuance under the plan, (ii) modify the class of persons eligible to receive awards under the plan, or (iii) change the identity of the granting company or the shares issued upon exercise of incentive stock options. (Subsection 13.3)

     Foreign Jurisdictions. If the Board determines that the terms of the 2007 Stock Incentive Plan preclude the achievement of the material purposes of the plan in foreign jurisdictions because of differences in local law, policy or custom, the committee may modify the terms of the plan, or provide additional terms, to the extent necessary to accommodate those differences. These modifications or additional terms may be reflected in sub-plans, supplements or alternative versions of the plan.

Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of transactions under the 2007 Stock Incentive Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provision of any income tax laws of any municipality, state or foreign country in which a participant may reside.

     Incentive Stock Options. No taxable income is recognized by the participant upon the grant or exercise of an incentive stock option.; however, the excess of the fair market value of the purchased shares on the date of exercise of the incentive stock option over the aggregate exercise price for the shares is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income. If stock acquired upon the exercise of an incentive stock option is disposed of within two years after the date of grant and within one year after the issuance of such shares to the participant (a “disqualifying disposition”), generally (i) the participant will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares and (ii) the Company will be entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

If stock is issued to a participant pursuant to the exercise of an incentive stock option, and if no disposition of the shares is made by the participant within two years after the date of grant and within one year after the issuance of such shares to the participant, then (i) upon the resale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the Company for federal income tax purposes.

     Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of a participant who is also a Team Member at the time of grant, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

     Stock Appreciation Rights. Upon exercise of a stock appreciation right, the participant will recognize ordinary income (treated as compensation) in an amount equal to the cash received. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary compensation income.

     Restricted Stock. In the absence of a Section 83(b) election (as described below), a participant who receives restricted stock will recognize no income at the time of grant. When the restrictions expire, a participant will recognize ordinary income (treated as compensation) equal to the fair market value of the stock when the restrictions expire over the amount paid for the stock (if any). As the restrictions applicable to a grant of restricted stock expire (for example, if the restrictions on 20% of a grant expire on each anniversary of the grant), the participant will include an appropriate portion of the shares as ordinary income (treated as compensation) as the restrictions expire. The participant’s basis in the stock is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period will begin when the restrictions end. Any disposition of the restricted stock will result in a long- or short-term capital gain or loss (depending on the time the stock is held after the restrictions end). Dividends received by the participant constitute ordinary income (treated as compensation) in the year received. The Company generally will be entitled to a deduction equal to the fair market value of the stock when it is included in the participant’s income, and will also be entitled to a business expense deduction for dividends paid to the participant (if any) on stock that remains subject to restrictions.

If a Section 83(b) election is made within 30 days of the initial grant, the participant must recognize the fair market value of the restricted stock on the date of grant as ordinary income (treated as compensation) as of the date of grant, and the holding period would begin at the time the restricted stock is granted. The Company generally would be entitled to a corresponding business expense deduction for the grant, but dividends on the stock would not be deductible. Any subsequent disposition of the stock by the participant, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term, depending on the holding period. Upon a subsequent forfeiture of restricted stock with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made; however, the participant will generally be allowed a loss deduction equal to the amount (if any) the participant paid for the restricted stock over the amount (if any) the Company paid the participant for the restricted stock at the time it is forfeited.

     Section 162(m) Limitation. Under Section 162(m) of the Internal Revenue Code, the Company may not take a tax deduction for compensation to certain executive officers in excess of $1 million per year, unless the compensation is “performance-based compensation” or qualifies under certain other exceptions. The 2007 Stock Incentive Plan contains provisions authorizing the grant of stock options, stock appreciation rights and restricted shares that may constitute performance-based awards within the meaning of Section 162(m). To the extent that awards under the 2007 Stock Incentive Plan constitute performance-based awards, the awards should qualify as “performance-based compensation” for purposes of Section 162(m).

     Section 409A. The 2007 Stock Incentive Plan has been written to comply, by its terms, with Section 409A of the Internal Revenue Code; however, in the event that an award issued under the plan constitutes a deferral of compensation under a nonqualified deferred compensation plan, as such term in defined under Section 409A, such award shall be modified or cancelled to comply with the requirements of Section 409A (or a successor provision thereto). (Subsection 11.2)

Future Plan Benefits

The awards that will be granted to eligible participants under the 2007 Stock Incentive Plan are subject to the discretion of the committee and, therefore, are not determinable at this time.

Plan Participation Tables

Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members

For each of the executive officers named in the Summary Compensation Table, the table below shows the gross number of options granted under the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members since its inception through September 24, 2006, the weighted average exercise price payable per share, and the range of exercise price for those granted options.

		Weighted
		Average
	Options	Exercise	Range in
	Granted	Price of	Exercise Price
	(Number	Granted	of Granted
Name and Principal Position	of Shares)	Options	Options
John P. Mackey, Chairman of the Board and Chief Executive Officer	354,229	$16.39	3.37 – 68.96
Glenda Chamberlain, Executive Vice President and Chief Financial Officer	289,641	$17.68	3.37 – 68.96
A.C. Gallo, Co-President and Chief Operating Officer	352,974	$16.74	3.12 – 68.96
Walter Robb, Executive Co-President and Chief Operating Officer	343,329	$17.01	3.37 – 68.96
James P. Sud, Executive Vice President of Growth & Development	205,579	$23.08	5.50 – 68.96
Lee Valkenaar, Executive Vice President of Global Support	342,685	$17.98	2.64 – 68.96
All current executive officers and regional presidents (17 persons)	3,767,442	$20.76	2.18 – 68.96
Percentage of options granted under the plan	6.25%
All current Team Members, excluding executive officers and regional presidents	56,535,090	$26.05	2.19 – 73.14
Percentage of options granted under the plan	93.75%	—	—

Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors

The table below shows the gross number of options granted under the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors plan since its inception through September 24, 2006, the weighted average exercise price payable per share, and the range of exercise price for those granted options.

		Weighted
		Average
	Options	Exercise	Range in
	Granted	Price of	Exercise Price
	(Number	Granted	of Granted
Name	of Shares)	Options	Options
All current outside directors (7 persons)	569,750	22.88	2.77 – 68.96
Percentage of options granted under the plan	53%

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE 2007 STOCK INCENTIVE PLAN.

Vote Required

Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the common stock represented at the meeting and entitled to vote.

PROPOSAL 4 – TO ADOPT THE WHOLE FOODS MARKET 2007 STOCK PURCHASE PLAN, AN
AMENDEMENT AND RESTATEMENT OF THE EXISTING PLAN

In 1993, we adopted a Team Member Stock Purchase Plan (the “Stock Purchase Plan”) in order to provide a broad-based incentive for employees of the Company and its affiliates to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of shares of the Company’s Common Stock. The Stock Purchase Plan is administered by the Compensation Committee.

On December 6, 2006, the Board of Directors adopted an amendment and restatement of the Whole Foods Market Inc. Team Member Stock Purchase Plan to reduce the percentage discount for the purchase of shares of Common Stock under the Stock Purchase Plan from 15% to 5%, thereby qualifying for a safe harbor under SFAS No. 123(R) as a noncompensatory plan. In addition, the amended and restated plan no longer provides for a mandatory two-year holding period for shares of Common Stock purchased at a discount, no longer permits participation by seasonal Team Members, and no longer permits participation by Section 16 Insiders. Finally, the amended and restated plan name changed to the Whole Foods Market 2007 Team Member Stock Purchase Plan. As of December 31, 2006, there were 40,000+ Team Members who were eligible to participate in the Stock Purchase Plan and approximately 3,700 Team Members who were actually participating in the Stock Purchase Plan.

Summary of the Plan

The following is a brief summary of the material features of the Whole Foods Market 2007 Team Member Stock Purchase Plan (herein also referred to as the “Stock Purchase Plan”). The full text of the plan document is attached as Appendix C.

The Stock Purchase Plan was previously adopted by the Board of Directors of the Company and subsequently approved by the shareholders of the Company. The purpose of the Stock Purchase Plan is to provide an incentive for Team Members to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of shares of the Company’s Common Stock.

The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has complete and absolute authority to make any and all decisions regarding the administration of the Stock Purchase Plan, including the authority to construe and interpret the Stock Purchase Plan; prescribe, amend and rescind administrative rules and procedures relating to the Plan; and perform all acts that it may deem necessary or appropriate for the administration of the Plan and to carry out the purpose of the Plan.

The Stock Purchase Plan is a payroll deduction plan that permits eligible Team Members to purchase shares of Common Stock of the Company at a discount from the market price. Each participant determines the amount of the payroll deduction that will be applied to the purchase of Common Stock, with a minimum payroll deduction of $10.00, if paid on a bi-weekly or semi-monthly basis, and a minimum payroll deduction of $5.00, if paid on a weekly basis. The maximum number of shares of Common Stock that may be purchased by a participant in any year is the number of shares having a fair market value of $25,000.00, the annual limit prescribed under Section 423 of the Internal Revenue Code. If the proposed amendment and restatement of the Stock Purchase Plan is not approved by the Shareholders at the Annual Meeting, the Company will be required to recognize an expense on its financial statements for any discount on the purchase of shares of Common Stock in excess of 5%.

Shares are purchased on the last business day of each calendar quarter through a brokerage account maintained on behalf of the participant. The shares of Common Stock are purchased directly from the Company and are allocated to participant brokerage accounts at the discounted purchase price. If a participant’s employment terminates for any reason, payroll deductions under the Stock Purchase Plan are discontinued.

The Company makes no contributions to the Stock Purchase Plan, other than making Common Stock available for purchase at a discount and paying the costs of administering the Stock Purchase Plan.

Eligible Team Members include all common-law employees of the Company or one of its affiliates, other than seasonal Team Members, non-U.S. Team Members and Section 16 Insiders. Seasonal Team Members are defined, in accordance with Section 423 of the Internal Revenue Code, as Team Members who complete fewer than 5 months of employment during a plan year.

The number of shares of Common Stock that are authorized and available for issuance under the Stock Purchase Plan, as amended and restated, will be equal to the number of available shares then remaining under the Stock Purchase Plan prior to amendment. At December 31, 2006, 467,330 shares of Common Stock have been issued to Team Members under the Stock Purchase Plan and, consequently, as of said date, there were approximately 332,670 shares of Common Stock remaining available for issuance under the Stock Purchase Plan.

Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of transactions under the Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provision of any income tax laws of any municipality, state or foreign country in which a participant may reside.

The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. Participants do not recognize income for federal income tax purposes either upon enrollment or purchase of Common Stock. All tax consequences are deferred until a participant sells the shares, disposes of the shares by gift, or dies. If Common Stock is held for more than two years after the date on which the participant is granted the option to purchase the shares and one year after the date on which the shares are purchased on behalf of the participant (the “Holding Period”), any gain realized on the sale will be treated as ordinary income taxable as compensation to the participant to the extent of the lesser of (i) 5% of the fair market value of the Common Stock as of the purchase date; or (ii) the actual gain (the amount by which the sale price exceeds the purchase price). All additional gain recognized upon the sale of the Common Stock is treated as long-term capital gain. If the participant sells, gifts or otherwise disposes of the Common Stock before the expiration of the Holding Period, the entire gain, if any, will be treated as ordinary income taxable as compensation to the participant. This is referred to as a “disqualifying disposition.”

The Company receives a deduction from its income for federal income tax purposes to the extent the participant realizes ordinary income on a disqualifying disposition of the shares of the Common Stock. The Company does not receive a deduction if the participant does not sell, gift or otherwise dispose of the shares of the Common Stock prior to the expiration of the Holding Period.

Participation by Named Executive Officers

Future benefits under the Stock Purchase Plan as proposed to be amended and restated are not currently determinable, as they will depend on the actual purchase price of shares of Common Stock in future offering periods, the market value of the Company’s Common Stock on various future dates, the amount of contributions eligible employees elect to make under the Stock Purchase Plan, and similar factors. During 2006, none of the executive officers set forth in the Summary Compensation Table above, nor any of our other executive officers, were participants in the Stock Purchase Plan. The number of shares purchased during calendar year 2006 under the Stock Purchase Plan by all participants was 66,821. The average discounted purchase price of a share in 2006 was $50.51 per share.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE STOCK PURCHASE PLAN.

Vote Required

Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the common stock represented at the meeting and entitled to vote.

PROPOSAL 5 – SHAREHOLDER PROPOSAL

We recently received a formal shareholder proposal from New England Yearly Meeting of Friends Pooled Funds, P.O. Box 278, Great Barrington, Massachusetts 01230 (the “Proponent”) as lead filer (owner of at least 1,000 shares of common stock for at least one year prior to September 29, 2006), and Sierra Club Mutual Funds, 433 California Street, 11th Floor, San Francisco, California 94104 (owner of 6,862 shares of common stock for at least one year prior to September 28, 2006) as co-filer, and a letter of support from Catholic Healthcare West, 185 Berry Street, Suite 300, San Francisco, California 94107 (owner of 36,240 shares of common stock for at least one year prior to October 11, 2006). This shareholder proposal and supporting statement are quoted verbatim immediately below and the Company’s response and related recommendation follows that.

PROPONENT’S PROPOSAL AND SUPPORTING STATEMENT

“Whereas:

Rising energy costs and concerns about energy security, the burning of fossil fuels and climate change are focusing increasing amounts of attention on energy efficiency. The G8 has agreed to an “Action Plan” to promote energy efficiency and in the US, over 45 bills dealing with energy efficiency were introduced to Congress in the first six months of 2006 alone. Local regulations addressing the matter continue to gain momentum. Many of these regulations specifically address the energy efficiency of buildings.

According to estimates by the Environmental Protection Agency, residential and commercial buildings account for approximately 40 percent of energy and 70 percent of electricity consumed in the US each year. In April of 2005, a report by the Energy Information Administration found that of the recommendations made by the National Commission on Energy Policy, those regarding new building efficiency standards were among the recommendations with the largest potential impacts on energy production, consumption, prices and fuel imports.

At the federal level, attempts to increase the overall energy efficiency of America’s buildings include the Energy Policy Act of 2005, which includes a deduction for energy efficient commercial buildings. At the local level, at least 46 state, county and city governments have adopted policies requiring or encouraging the use of the Leadership in Energy and Environmental Design (LEED) program, which places a heavy emphasis on energy use.

Broad market and regulatory trends indicate that energy efficient green building considerations are becoming increasingly important. An article on greening retail in Display & Design Ideas recently noted that, “[M]any retailers and designers…say the seeds are in place for this trend to become entrenched in retail design.” According to Nick Axford, head of research and consulting at CB Richard Ellis, “Those who dismiss this as a passing fad or public relations ‘greenwash’ do so at their peril.”

Several large retailers appear to have recognized this already. Target’s most recent corporate responsibility report, states that, “Target puts tremendous focus on energy efficient design and operation.” Staples also emphasizes energy efficient design. According to the company’s director of energy and environmental design, “Energy is [its] competitive advantage.”

As concerns about rising energy prices, climate change and energy security continue to increase, we believe the focus on energy efficiency will only intensify. For large retail chains this focus will extend not only to stores but also to the supporting distribution and transportation networks. It is vital that our company be well positioned to compete going forward. Taking action to improve energy efficiency can result in financial and competitive advantages. Ignoring this quickly growing trend could position our company as an industry laggard and expose it to competitive, reputational and regulatory risk.

Resolved:

Shareholders request that the Company assess its response to rising regulatory, competitive, and public pressure to increase energy efficiency and report to shareholders (at reasonable cost and omitting proprietary information) by July 1, 2007.”

YOUR BOARD OF DIRECTORS’ RECOMMENDATION AGAINST THE PROPOSAL

The Board of Directors recommends a vote AGAINST approval of this Shareholder Proposal because its adoption would require the Company to commit significant time and resources related to a dialog and decisions that are most appropriately placed with the Company’s internal leadership. Our shareholders concurred with our recommendation last year when a similar proposal was voted upon at the annual meeting, with approximately 77.5 million shares voting against such proposal and only 7.5 million shares in favor.

Board of Directors Recommendation

FOR THE ABOVE REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE ADOPTION OF THIS PROPOSAL.

Vote Required

Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the common stock represented at the meeting and entitled to vote.

PROPOSAL 6 – SHAREHOLDER PROPOSAL

We have also recently received a formal shareholder proposal from John Chevedden, 2215 Nelson Avenue, No. 205 Redondo Beach, California 90278 (the “Proponent”) as lead filer (owner of at least 100 shares of common stock for at least one year prior to October 2, 2006), and Portfolio 21, 721 NW Ninth Avenue, Suite 250, Portland, Oregon 97209 (owner of 9,800 shares of common stock for at least one year prior to October 2, 2006) and Progressive Investment Management, manager of Portfolio 21 and on behalf of its client, Phyllis Weiner, 4028 Elliot Avenue South, Minneapolis, Minnesota 55407 (owner of 500 shares of common stock for at least one year prior to October 2, 2006), as co-filers. This shareholder proposal and supporting statement are quoted verbatim immediately below and the Company’s response and related recommendation follows that.

PROPONENT’S PROPOSAL AND SUPPORTING STATEMENT

“6 – Separate the Roles of CEO and Chairman

RESOLVED: Shareholders request that our Board establish a rule (required in our charter or bylaws if practicable) of separating the roles of our CEO and Board Chairman, so that an independent director who has not served as an executive officer of our Company, serve as our Chairman whenever possible.

This proposal gives our company an opportunity to follow SEC Staff Legal Bulletin 14C to cure a Chairman’s non-independence. This proposal shall not apply to the extent that compliance would necessarily breach any contractual obligations in effect at the time of the 2006 shareholder meeting.

The primary purpose of our Chairman and Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including our Chief Executive Officer. Separating the roles of Chairman and CEO can promote greater management accountability to shareholders and lead to a more objective evaluation of our CEO.

It is the role of our CEO and management to run the business of our company. Meanwhile it is the role of the Board of Directors to provide independent oversight of our CEO and management. Our CEO should not be his own boss while managing our company’s business. Under the leadership of the Chairman, the board should give strategic direction and guidance and represent the best interests of shareholders in maximizing value.

More companies are recognizing the separation of Chairman and CEO to be a sound corporate governance practice. Also several respected institutions recommend separation. The Council of Institutional Investors adopted a Corporate Governance Policy which recommends, “The board should be chaired by an independent director.”

The Conference Board’s Commission on Public Trust and Private Enterprise 2003 report recommended as Best Practice that “Each corporation should give careful consideration to separating the offices of Chairman of the Board and CEO, with those two roles being performed by separate individuals. The Chairman would be one of the independent directors.”

An independent Chairman could have prevented the negative press from our 2006 annual meeting. Our management was irresponsible in warning shareholder proposal proponents that they would not be allowed to formally present their proposals during our annual meeting.

An independent Chairman can enhance investor confidence in our Company and strengthen the oversight and integrity of our Board.

Separate the Roles of CEO and Chairman

Vote Yes on 6”

YOUR BOARD OF DIRECTORS’ RECOMMENDATION AGAINST THE PROPOSAL

We understand that the roles of Chairman and CEO are frequently separated at other publicly held companies; however, this proposal would not benefit Whole Foods Market or improve its corporate governance for the following reasons:

  Unlike many publicly held companies, several years ago our Board of Directors appointed a “lead director” (currently Dr. John Elstrott) to run its meetings and to assume many of the functions typically handled by a Chairman of the Board in other publicly held companies.

  Under our bylaws, the CEO answers to the full Board of Directors.

  Unlike many companies, our Board of Directors does not have an executive committee through which a CEO/Chairman is able to undertake decisions without participation of the full board.

  Our Board of Directors accomplishes most of its corporate governance role through its committees which are chartered to undertake significant activities and are made up entirely of independent directors. Our independent nominating and governance committee deals with issues such as new directors and succession planning, which are issues that a Chairman might otherwise unduly influence if there were no such committee.

  Our Board of Directors believes that John P. Mackey, as co-founder of the Company, is uniquely qualified among the board members to set the agenda for, and lead discussions of, strategic issues for Whole Foods Market and that his Chairman role is consistent with that expertise and experience.

  We have an unusually knowledgeable and passionate shareholder base that attends our annual meetings and wants to ask specific questions about our business. They want to question the company’s co-founder directly on matters they view as important. Having the CEO also be chairman of the meeting allows for the lively interaction that our shareholders attending the meeting are seeking. Interposing an outside director as chairman of the meeting may stifle this opportunity for our shareholders.

Board of Directors Recommendation

FOR THE ABOVE REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE ADOPTION OF THIS PROPOSAL.

Vote Required

Approval of this amendment requires the affirmative vote of the holders of a majority of the shares of the common stock represented at the meeting and entitled to vote.

     OTHER INFORMATION

Beneficial Ownership

The following table presents the beneficial ownership of our common stock as of December 11, 2006, except as noted, for (i) each person beneficially owning more than 5% of the outstanding shares of our common stock, (ii) each director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table and (iv) all of our directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares.

		Shares Owned
Name	Number	Percent
Janus Capital Management, LLC(1)	10,169,761	7%
Glenda Chamberlain(2)	193,816	*
David W. Dupree(3)	82,236	*
Dr. John B. Elstrott(4)	63,800	*
A.C. Gallo(5)	69,140	*
Gabrielle E. Greene(6)	32,556	*
Hass Hassan(7)	56,002	*
John P. Mackey(8)	1,226,482	1%
Linda A. Mason(9)	43,000	*
Walter Robb(10)	126,322	*
Morris J. Siegel(11)	38,000	*
Dr. Ralph Z. Sorenson(12)	68,332	*
James P. Sud(13)	206,256	*
Lee Valkenaar(14)	106,094	*
All 13 directors and officers as a group(15)	2,312,036	2%

*	Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.
____________________

(1)	Based upon report on Schedule 13F, filed September 30, 2006. The address of Janus Capital Management, LLC is 100 Fillmore Street, Denver, Colorado 80206.
(2)	Includes 77,000 shares of common stock issuable upon exercise of outstanding stock options.
(3)	Includes 67,344 shares of common stock issuable upon exercise of outstanding stock options.
(4)	Includes 36,000 shares of common stock issuable upon exercise of outstanding stock options.
(5)	Includes 61,128 shares of common stock issuable upon exercise of outstanding stock options.
(6)	Includes 30,800 shares of common stock issuable upon exercise of outstanding stock options.
(7)	Includes 26,000 shares of common stock issuable upon exercise of outstanding stock options.
(8)	Includes 79,252 shares of common stock issuable upon exercise of outstanding stock options.
(9)	Includes 27,000 shares of common stock issuable upon exercise of outstanding stock options.
(10)	Includes 88,840 shares of common stock issuable upon exercise of outstanding stock options.
(11)	Includes 35,000 shares of common stock issuable upon exercise of outstanding stock options.
(12)	Includes 44,000 shares of common stock issuable upon exercise of outstanding stock options.
(13)

Includes 69,000 shares of common stock issuable upon exercise of outstanding stock options. Mr. Sud has pledged an aggregate of 56,026 shares of common stock in accordance with the terms and conditions of a brokerage firm’s customary margin account requirements.

(14)	Includes 93,866 shares of common stock issuable upon exercise of outstanding stock options.
(15)	Includes 735,230 shares of common stock issuable upon exercise of outstanding stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all of its directors, officers and applicable shareholders timely filed these reports.

Shareholders’ Proposals

Any proposal that a shareholder of the Company desires to have put to a vote at the 2008 annual meeting of shareholders must be submitted to the Company’s Corporate Secretary at its principal executive offices no later than October 2, 2007, and in accordance with related provisions of the Company’s current Bylaws.

APPENDIX A

WHOLE FOODS MARKET, INC.

Audit Committee Charter

Effective April 4, 2005

1. Purpose.

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for monitoring risks and the Company’s control system, oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and the audits of the Company’s financial statements, and other such duties as directed by the Board of Directors. The Committee is expected to maintain free and open communication with the independent auditors, the Director of Internal Audit and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

2. Membership.

2.1 The Audit Committee shall be comprised of at least three members who meet the independence requirements of the NASDAQ Market Place Rules for directors and audit committee members. In addition, no member of the Committee may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Each member of the Committee shall be financially literate and at least one member shall be an “audit committee financial expert,” as defined by Securities and Exchange Commission rules.

2.2 The members of the Committee shall be appointed by and serve at the discretion of the Board of Directors. The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda and presiding over the meetings. The Chairperson will also maintain regular communications with the CEO, CFO, Director of Internal Audit and the lead independent audit partner. The Chairperson shall be required to endorse decisions regarding the hiring or termination of the Director of Internal Audit, and should also be appropriately involved in the performance evaluation and compensation decisions related to the Director of Internal Audit.

3. Responsibilities. The Audit Committee’s primary responsibilities include:

3.1 Being directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation and oversight of the independent auditor. In so doing, the Committee will request from the auditor a written statement delineating all relationships between the auditor and the Company, and any other relationships that may impact independence, shall discuss with the auditor any relationships that may impact the auditor’s independence, and shall take such actions as are necessary to oversee the auditor’s independence. The Committee shall have the sole authority to retain (subject to ratification by the Company’s shareholders), terminate when appropriate, and approve the engagement terms of and fees paid to, the independent auditor, which shall report directly to the Committee.

3.2 Approving in advance all audit and permissible non-audit services to be provided by the independent auditor, and establishing policies for the pre-approval of audit and permissible non-audit services to be provided by the independent auditor.

3.3 Overseeing the independent auditor relationship by discussing with the auditor the scope and results of the annual audit, and the audit process including coordination with internal audit, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

3.4 Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of areas of judgment, review of audit adjustments whether or not recorded, difficulties encountered in performing the audit and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

3.5 Reviewing with management and the independent auditor the quarterly financial information prior to the Company’s announcement of quarterly results and filing of Form 10-Q and reviewing earnings press releases.

3.6 Reviewing and discussing the adequacy and effectiveness of the Company’s internal control over financial reporting, including reviewing management’s assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditor’s report on management’s assessment, and reviewing and discussing the adequacy and effectiveness of the Company’s disclosure controls and procedures.

3.7 Reviewing the Company’s compliance systems with respect to legal and regulatory requirements and reviewing the Company’s code of conduct and programs to monitor compliance with such code. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

3.8 Overseeing the structuring of the internal audit function in a manner that achieves organizational independence and permits full and unrestricted access to top management, the audit committee, and the Board of Directors. The Director of Internal Audit reports functionally to the audit committee.

3.9 Reviewing the internal audit function’s charter and overseeing unrestricted access by internal auditors to records, personnel, and physical properties relevant to the performance of engagements.

3.10 Reviewing and approving the annual internal audit plan and budget and assessing the appropriateness of resources allocated to internal auditing.

3.11 Reviewing summary internal audit reports as appropriate throughout the year.

3.12 Issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

3.13 Discussing the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee shall also discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

3.14 Establishing procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission of concerns by employees regarding questionable accounting or auditing matters.

3.15 Reviewing and reassessing the adequacy of this charter at least annually and performing an evaluation of the Committee’s performance at least annually to assess whether it is functioning effectively.

4. Meetings.

The Audit Committee shall meet at least quarterly, and all Committee members are expected to be present at all meetings. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee shall report regularly to the Board of Directors with respect to its activities.

5. Outside Advisors.

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors.

APPENDIX B

WHOLE FOODS MARKET

2007 STOCK INCENTIVE PLAN

     On December 6, 2006, the Board of Directors of Whole Foods Market, Inc. adopted, subject to shareholder approval, the Whole Foods Market 2007 Incentive Plan as a consolidation, amendment and restatement of the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members and the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors, the terms of which are as follows:

SECTION 1. PURPOSE OF THIS PLAN

     1.1 Eligible Award Recipients. The persons eligible to receive Awards under the Whole Foods Market 2007 Stock Incentive Plan (the “Plan”) are the Team Members, Directors and Consultants who are responsible for or contribute to the management, growth and success of Whole Foods Market, Inc. (the “Company”) and its Affiliates. In addition, the Board of Directors (the “Board”) of the Company may select one or more Charitable Organizations to be recipients of Awards under the Plan.

     1.2 General Purpose. The Company, by means of the Plan, seeks to retain and attract Team Members, Directors and Consultants who contribute to the Company’s success by their ability, ingenuity and industry and to benefit selected Charitable Organizations, and to enable such Persons to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company through the granting of the following Awards: (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Restricted Shares and (iv) Stock Appreciation Rights.

SECTION 2. DEFINITIONS

     As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

     2.1 “Affiliate” means any Parent Corporation or Subsidiary Corporation, whether now existing or hereafter established.

     2.2 “Award” shall mean the grant under this Plan of a Stock Option, a Restricted Share or a Stock Appreciation Right.

     2.3 “Award Agreement” shall mean the written agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Person. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

     2.4 “Award Date” shall mean the date on which an Award is granted to an Eligible Person.

     2.5 “Award Term” shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

     2.6 “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

     2.7 “Cause” shall mean (a) Participant’s commission of any action constituting a criminal felony (other than automobile related violations) or other serious crime; (b) Participant’s willful and continued refusal to follow reasonable instructions of the Board which are material to the Company’s operations or prospects and only after the Board provides written notice to the Participant which identifies with reasonable specificity the manner in which the Participant refused to follow such instructions and Participant has been provided a reasonable opportunity to cure such deficiency; or (c) Participant devoting less than substantially all of his full time during normal business hours to the Company and which is not promptly cured after written notice from the Board to the Participant. If a Participant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of “Cause,” the definition therein contained shall constitute “Cause” for purposes of this Plan in addition to the above definition. The determination of a Participant’s termination for “Cause” shall be made in the sole and absolute discretion of the Plan Administrator.

     2.8 “Change in Control” shall mean the occurrence of any one of the following events:

      (a) a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

      (b) the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company; or

      (c) the failure at any annual or special meeting of the Company’s stockholders held during the three-year period following a “solicitation in opposition” as defined in Rule 14a-6 promulgated under the Exchange Act, of a majority of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board (such majority calculated based upon the total number of persons nominated by the Company failing to win election to seats on the Board divided by the total number of Board members of the Board as of the beginning of such three year period), excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

     2.9 “Charitable Organization” shall mean a nonprofit organization that is exempt from Federal income taxation under Section 501(c)(3) of the Code.

     2.10 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

     2.11 “Committee” shall mean the Compensation Committee of the Board; provided, however, that in the event the Compensation Committee is not comprised solely of Outside Directors, then, with respect to any Performance-Based Award granted under this Plan to a Covered Employee, the Committee shall mean the two or more Outside Directors appointed by the Board to administer the Plan with respect to such Award.

     2.12 “Common Stock” shall mean the authorized shares of common stock of the Company, no par value, as may be adjusted by the Board from time to time. Any adjustment to the par value of a share shall be incorporated herein without any need to otherwise amend the Plan.

     2.13 “Company” shall mean Whole Foods Market, Inc., a corporation organized under the laws of the State of Texas, and any successor thereto.

     2.14 “Consultant” shall mean any Person, including an advisor, (i) engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement; or (ii) who is a member of the board of directors of any Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their service as a Director or Directors who are merely paid a director’s fee by the Company for their service as a Director.

     2.15 “Continuous Service” means that the Participant’s service with the Company or any Affiliate, whether as a Team Member, Director or Consultant, is not interrupted or terminated. Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as a Team Member, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant’s Continuous Service. For example, a change in status from a Team Member of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, with respect to an Incentive Stock Option, a Team Member’s Continuous Service shall be deemed to have terminated in the event of a change in capacity from a Team Member to a Consultant or non-employee Director. The Plan Administrator will determine, in its sole and absolute discretion, whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

     2.16 “Covered Employee” shall mean the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     2.17 “Director” shall mean a member of the Board, whether an employee, former employee, Outside Director or other non-employee member.

     2.18 “Disability” shall mean the Participant’s permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The determination of a Participant’s “Disability” shall be made in the sole and absolute discretion of the Plan Administrator.

     2.19 “Effective Date” shall mean the date on which the Plan is approved by the shareholders of the Company.

     2.20 “Eligible Person” shall mean a Team Member, Consultant, Director or Charitable Organization eligible to receive an Award under Section 5 of this Plan.

     2.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

     2.22 “Exercise Agreement” shall mean the written agreement delivered by Participant to the Plan Administrator to evidence Participant’s exercise of those rights provided under the applicable Award Agreement.

     2.23 “Exercise Date” shall mean the date set forth in the Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

     2.24 “Exercise Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award.

     2.25 “Expiration Date” shall mean the date that is ten (10) years from the date on which this Plan is approved by the shareholders of the Company, or, in the event the Plan is subsequently amended to make any change described in clause (iii) of subsection 13.1, the date that is ten (10) years from the date on which such amendment is approved by the Board, or if earlier, the date on which such amendment is approved by the shareholders of the Company.

     2.26 “Fair Market Value” shall mean, with respect to each Share,

      (a) If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator, in its sole and absolute discretion deems reliable;

      (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

      (c) In the absence of an established market for the Common Stock, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under Code Section 409A (or any successor provision thereto) and published in the Internal Revenue Bulletin.

     2.27 “Incentive Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that qualifies as an “incentive stock option” pursuant to Section 422 of the Code (or any successor provision thereto).

     2.28 “Non-Qualified Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an Incentive Stock Option but that does not, for any reason whatsoever, qualify as an Incentive Stock Option).

     2.29 “Outside Director” shall have the meaning set forth in Section 162(m) of the Code (or any successor provision thereto).

     2.30 “Parent Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term “Parent Corporation” shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

     2.31 “Participant” shall mean any Eligible Person who has been granted and holds an Award granted pursuant to this Plan.

     2.32 “Performance-Based Award” shall mean an Award the benefit of which is paid solely on account of the attainment (as certified in writing by the Committee) of one or more objective performance goals, which are established by the Committee and approved by the shareholders of the Company in accordance with the requirements prescribed in Section 162(m) of the Code (or any successor provision thereto).

     2.33 “Person” shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

     2.34 “Plan” shall mean Whole Foods Market 2007 Stock Incentive Plan, as amended from time to time, which is a consolidation, amendment and restatement of the Prior Plans.

     2.35 “Plan Administrator” shall mean the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof or, if no Committee has been appointed or is then serving, the Board.

     2.36 “Plan Year” shall mean the period commencing on the first day of the Company’s taxable year and ending on the last day therewith, inclusive of both dates.

     2.37 “Prior Plan or Plans” shall mean the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors, as amended, and the Whole Foods Market, Inc. Incentive Stock Option Plan for Team Members, as amended. The Prior Plans are terminated effective as of the Effective Date.

     2.38 “Purchase Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award of Restricted Shares.

     2.39 “Restricted Shares” shall mean any Shares granted pursuant to Section 7 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

     2.40 “Restriction Period” shall mean the period during which Restricted Shares issued pursuant to Section 7 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

     2.41 “Securities Act” shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

     2.42 “Shares” shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

     2.43 “Stock Appreciation Right” shall mean any Award granted pursuant to Section 8 of this Plan for the right to receive cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date.

     2.44 “Stock Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option.

     2.45 “Subsidiary Corporation” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term “Subsidiary Corporation” shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

     2.46 “Team Member” shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate. Mere service as a Director or payment of a director’s fee by the Company or any Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

     2.47 “Ten Percent Shareholder” shall mean an individual who, at the time a Stock Option is granted pursuant to Section 6 hereof, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

     2.48 “Termination Date” shall mean the date on which Participant’s Continuous Service with the Company (or any Affiliate) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3. ADMINISTRATION OF THE PLAN

     3.1 Administration of Plan. The Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board. In the event of a vacancy, the Board shall appoint another of its members to serve. All members of the Committee will serve at the pleasure of the Board and shall be authorized to act with respect to all matters relating to the administration of the Plan. The Committee will act by a majority of its members (or by unanimous vote if the Committee is comprised of two (2) members). To the extent a Committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

     3.2 Powers of the Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

      (a) To determine from time to time which Eligible Persons shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

      (b) To determine when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

      (c) To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any Award, and the terms and conditions of such payment options;

      (d) To rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

      (e) To accelerate or defer (with the consent of the subject Participant) the vesting of any rights under an Award;

      (f) To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

      (g) To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

      (h) To construe and interpret the Plan and Award Agreements issued hereunder;

      (i) To amend the Plan or an Award Agreement to the extent provided under Section 13 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

      (j) To take any and all other actions that are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

     3.3 Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the Committee or the Board acting as Plan Administrator, and any officer or employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 14.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4. SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

     4.1 Share Reserve. Except as otherwise provided in this Section 4, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed the number of Shares remaining in the reserve under the Prior Plans on the Effective Date which, according to Company records as of December 17, 2006, was 24,152,122; provided, however, that the maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted pursuant to this Plan shall be the number of Shares remaining in the reserve under the Prior Plans on the Effective Date, less the number of Shares reserved for issuance under the Whole Foods Market, Inc. Amended and Restated Stock Option Plan for Outside Directors, as amended, which, according to Company records as of December 17, 2006 was 23,152,122. The maximum number of Restricted Shares that may be granted hereunder is 600,000. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be Shares acquired by the Company, including shares purchased by the Company on the open market for purposes of the Plan.

     4.2 Maximum Award to Eligible Person. The maximum number of Shares with respect to which Awards may be granted to an Eligible Person during any Plan Year shall not exceed 100,000. For purposes of this subsection 4.2, an Award that has been granted to an Eligible Person during the Plan Year, but which is subsequently forfeited or otherwise cancelled will be counted against the maximum number of Shares with respect to which Awards may be granted to such Eligible Person.

     4.3 Cancellation, Expiration, or Forfeiture of Award. To the extent that any Award granted pursuant to this Plan or any award granted pursuant to a Prior Plan shall, on and after the Effective Date hereof, be forfeited, expire or be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1 (other than Shares issued with respect to Incentive Stock Options), shall be increased by the portion of such awards so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan.

     4.4 Payment in Shares. If Shares are permitted to be delivered to the Company in full or partial payment of the Exercise Price, Purchase Price or the applicable withholding taxes imposed on any Award granted pursuant to this Plan or any award granted pursuant to a Prior Plan, as the case may be, then the number of Shares available for future Awards granted pursuant to this Plan shall be reduced by the total number of Shares with respect to which the applicable Award is granted, rather than by only the net number of Shares issued.

     4.5 Repurchases of Shares. If Shares issued in connection with any Award granted pursuant to this Plan, or any award granted pursuant to a Prior Plan, shall, on and after the Effective Date, be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 (other than Shares issued with respect to Incentive Stock Options) shall be increased by the portion of the Shares repurchased by the Company and such repurchased Shares may again be awarded pursuant to the provisions of this Plan.

     4.6 Issuance of Share Certificates. Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award. The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the Participant and, to the extent applicable, shall include a legend giving appropriate notice of the restrictions on the Shares.

SECTION 5. ELIGIBILITY

     5.1 Persons Eligible to Participate. The Plan Administrator shall determine, within the limitations of the Plan, the Team Members, Consultants, Directors and Charitable Organizations to whom Awards are to be granted. In making the determination of whether to grant an Award to a Team Member, Consultant, or Director, as well as the determination of the type of Award and terms of such Award, the Plan Administrator may consider such factors as the Plan Administrator, in its sole and absolute discretion may deem relevant in connection with the purposes of this Plan.

     5.2 Evidence of Participation. Each Award granted to an Eligible Person shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan. Each Award will be deemed to have been granted as of the date on which the Plan Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement, notwithstanding any delay which may elapse in executing and delivering such Award Agreement.

SECTION 6. STOCK OPTIONS

     6.1 Grant of Stock Options. The Plan Administrator may, in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person; provided, however, that Incentive Stock Options may only be granted to Team Members and, provided further, that no Stock Option shall be issued in “tandem” with a Stock Appreciation Right if such issuance would result in a “deferral of compensation” under Section 409A of the Code. Each Eligible Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator and set forth in an Award Agreement. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award, whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, and such other terms or conditions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

     6.2 Award Term. No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement. Notwithstanding any provision to the contrary, the Award Term of any Stock Option granted under this Plan shall not exceed five (5) years from the Award Date.

     6.3 Exercise Price. The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator as of the Award Date. Notwithstanding the foregoing, the Exercise Price of any Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Award Date (or if greater, the par value of such Common Stock) or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a Share on the Award Date.

     6.4 Vesting of Stock Options. Except as may otherwise be provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option. Except as otherwise provided under subsection 12.2 herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

     6.5 Time and Manner of Exercise. Except to the extent otherwise provided in the applicable Award Agreement, each Stock Option may be exercised, in whole or in part, by submitting to the Plan Administrator an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or, following Participant’s Disability or death, his legal representative, estate or heirs, as the case may be). Except as otherwise permitted by the Plan Administrator and expressly provided in the applicable Award Agreement, the Exercise Price and applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 10 herein.

      (a) Voluntary Termination of Service. Unless otherwise provided in the applicable Award Agreement, in the event the Continuous Service of a Participant other than a Charitable Organization terminates (other than upon such Participant’s death or Disability, or for Cause), such Participant may thereafter exercise the vested portion of his Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the date ninety (90) days following such Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, such Participant does not exercise Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

      (b) Death of Participant. Unless otherwise provided in the applicable Award Agreement, in the event the Continuous Service of a Participant other than a Charitable Organization terminates by reason of such Participant’s death (or in the event such Participant dies within ninety (90) days following such Participant’s Termination Date), such Participant’s estate or heirs may thereafter exercise such Participant’s Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after Participant’s death, Participant’s estate or heirs have not exercised Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

      (c) Disability of Participant. Unless otherwise provided in the applicable Award Agreement, in the event the Continuous Service of a Participant other than a Charitable Organization terminates by reason of such Participant’s Disability, such Participant, or his legal representative, may thereafter exercise Participant’s Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, such Participant or his legal representative has not exercised Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

      (d) Termination For Cause. Unless otherwise provided in the applicable Award Agreement, in the event the Continuous Service of a Participant other than a Charitable Organization terminates for Cause, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

      (e) Loss of Exempt Status. Unless otherwise provided in the applicable Award Agreement, in the event a Charitable Organization loses its tax-exempt status under Section 501(c)(3) of the Code, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

      (f) Discretion of Plan Administrator. The Plan Administrator shall have the sole discretion, exercisable at any time, to extend the time during which a Stock Option is to remain exercisable following Participant’s Termination Date from the period otherwise in effect for that Stock Option and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Stock Option is exercisable shall not be extended to a date beyond the later of (i) the 15th day of the third month following the last date on which Participant would otherwise have been entitled to exercise the Stock Option under this subsection 6.5, (ii) December 31st of the calendar year that includes the last date on which Participant would otherwise have been entitled to exercise the Stock Option under this subsection 6.5, or (iii) thirty (30) days following the date on which the exercise of the Stock Option would no longer violate applicable securities laws. If the Plan Administrator extends the time during which an Incentive Stock Option will remain exercisable, then such extension shall be treated as the grant of a new Option as of the date of the extension.

      (g) Payment In Lieu of Exercise. Notwithstanding any provision to the contrary herein, Participant (or, following Participant’s Disability or death, his legal representative, estate or heirs, as the case may be) may make a written request to the Plan Administrator to receive a cash payment in lieu of the issuance of Shares upon exercise of any one or more Options. Following receipt of Participant’s written request, the Plan Administrator shall determine, in its sole and absolute discretion, whether and under what conditions such cash payment may be made to Participant. Any cash payment made pursuant to this paragraph (g) shall be made in such manner as the Plan Administrator may deem appropriate and shall be equal to the Fair Market Value of the Shares that would otherwise have been issued under the applicable Option(s), less the aggregate Exercise Price and less applicable tax withholding. Notwithstanding the foregoing, the Plan Administrator shall have no obligation to make any cash payment requested under this paragraph (g) and a cash payment made hereunder shall not entitle another Participant to uniform treatment. A Participant whose request for a cash payment is denied may exercise his Option and receive Shares at the time and in the manner specified in the applicable Award Agreement.

      (h) Lapsed and Cancelled Stock Options. Nothing contained in this Plan will be deemed to extend the term of a Stock Option or to revive any Stock Option that has previously lapsed or been cancelled, terminated or surrendered.

     6.6 Transferability of Option.

     (a) Rights to Transfer. A Stock Option shall be transferable to the extent provided in the Award Agreement; provided, however, that an Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant. If the Award Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

     (b) Evidence of Rights. The transferee of a Stock Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

     6.7 Qualification of Incentive Stock Options.

     (a) Shareholder Approval of Plan. To the extent shareholder approval of this Plan is required by Section 422 of the Code, no Eligible Person shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted (or, if applicable, amended pursuant to clause (ii) of subsection 13.1) by the Board.

     (b) Fair Market Value Restrictions. To the extent that the aggregate Fair Market Value (determined on the Award Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

     (c) Termination of Authority to Issue Incentive Stock Options. Notwithstanding any provision of this Plan to the contrary, no Incentive Stock Option shall be granted to any Team Member after the Expiration Date.

     (d) Qualification of Incentive Stock Option. To the extent that a Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to timely approve the Plan, or the time or manner of its exercise or otherwise) such Stock Option or the portion thereof that does not qualify as an Incentive Stock Option shall be deemed to constitute a Non-Qualified Stock Option under this Plan.

     (e) Failure to Qualify. Notwithstanding any provision herein to the contrary, none of the Plan Administrator, the Company, any Affiliates, or the directors, officers or employees of the foregoing, shall have any liability to any Participant or any other Person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time.

SECTION 7. RESTRICTED SHARES

     7.1 Grants of Restricted Shares. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person. Each Eligible Person granted Restricted Shares shall execute an Award Agreement setting forth the terms and conditions of such Restricted Shares, including, without limitation, the Purchase Price, if any, the Restriction Period, which shall in no event exceed ten (10) years from the Award Date, and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

     7.2 Payment for Restricted Shares. Upon Participant’s acceptance of an applicable Award Agreement for Restricted Shares, Participant shall pay to the Company the Purchase Price, if any, for the Restricted Shares. Such Purchase Price may be paid in any manner permitted under Section 10 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

     7.3 Terms of Restricted Shares.

     (a) Forfeiture of Restricted Shares. Subject to subsection 7.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

     (b) Waiver of Restriction Period. Notwithstanding anything contained in this Section 7 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

     7.4 Transferability of Restricted Shares

     (a) Rights to Transfer. An Award of Restricted Shares shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Restricted Shares shall not be transferable except by will or by the laws of descent and distribution.

     (b) Evidence of Rights. The transferee of an Award of Restricted Shares shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

SECTION 8. STOCK APPRECIATION RIGHTS

     8.1 Grant of Stock Appreciation Rights. The Plan Administrator may, in its sole and absolute discretion, grant Stock Appreciation Rights, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Person; provided, however, that no Stock Appreciation Right shall be issued alone, in addition to, or in “tandem” with any other Award if such issuance would result in a “deferral of compensation” under Section 409A of the Code. Each Eligible Person so selected shall be offered a Stock Appreciation Right to receive cash only in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award and any conditions and restrictions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

     8.2 Award Term. No Stock Appreciation Right shall be exercisable after the expiration of the Award Term determined by the Plan Administrator, which shall in no event exceed five (5) years from the Award Date, as set out in Participant’s Award Agreement.

     8.3 Exercisability. A Stock Appreciation Right may only be exercised in the time and manner determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the time at which any outstanding Stock Appreciation Right may be exercised if the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

     8.4 Time and Manner of Exercise. Except to the extent otherwise provided in the applicable Award Agreement, each Stock Appreciation Right may be exercised, in whole or in part, by submitting to the Plan Administrator an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or, following Participant’s

Disability or death, his legal representative, estate or heirs, as the case may be). The applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 10.2 (a) or (c) herein; provided, however, that the Company shall, to the extent permitted under applicable law, have the right to withhold directly from the cash payment due upon exercise of a Stock Appreciation Right an amount equal to the applicable tax withholding obligation. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates, Participant (or, following Participant’s Disability or death, his legal representative, estate or heirs, as the case may be) may thereafter exercise his Stock Appreciation Right (to the extent that Participant was entitled to exercise such Stock Appreciation Right as of the Termination Date), to the same extent that Participant (or, following Participant’s Disability or death, his legal representative, estate or heirs, as the case may be) would be permitted to exercise a Stock Option following his Termination Date under subsection 6.5 above.

     8.5 Transferability.

     (a) Rights to Transfer. A Stock Appreciation Right shall be transferable to the extent provided in the Award Agreement. If the Award Agreement does not provide for transferability, then the Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.

     (b) Evidence of Rights. The transferee of a Stock Appreciation Right shall not be permitted to exercise the Stock Appreciation Right unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

     8.6 Payment of Benefit. The Stock Appreciation Right may provide that the holder thereof will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, as determined in the sole and absolute discretion of the Plan Administrator and set forth in the applicable Award Agreement. The value of any fractional Shares shall be paid in cash.

SECTION 9. SHAREHOLDER RIGHTS

     No Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.6 hereof, and except as otherwise permitted by subsection 12.1, no adjustment will be made for dividends or other distributions in respect of such Shares for which the record date is prior to the date on which such Person has become the holder of record. For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

SECTION 10. PAYMENTS UNDER AWARDS

     10.1 Consideration for Shares. Except as otherwise provided in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

     (a) by payment to the Company of the amount of such consideration by cash, wire transfer, certified check or bank draft;

     (b) by execution of a promissory note, to be submitted with a stock power, endorsed in blank relating to the Shares held as collateral for such note;

     (c) by “cashless exercise”, pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares with a Fair Market Value equal to the Exercise Price for the Award;

     (d) through a broker-dealer acting on behalf of Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise or purchase, along with written instructions signed by Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon grant, exercise, or vesting; and (iii) the broker-dealer and Participant have otherwise complied with applicable securities laws;

     (e) through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the Company’s financial statements);

     (f) any combination of one or more methods described herein; or

     (g) any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.

Notwithstanding any provision herein to the contrary, Participant shall not be permitted to exercise an Incentive Stock Option pursuant to paragraphs (c) - (g) above unless the Award Agreement specifically permits such method of exercise on the Award Date.

     10.2 Withholding Requirements. The amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the grant, exercise, or vesting of an Award must be submitted in such amounts and at such time as specified in the applicable Award Agreement:

     (a) by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

     (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the Award or the delivery of unrestricted Shares owned by Participant for more than six (6) months (or such shorter or longer period as is necessary to avoid a charge to earnings on the Company’s financial statements) and having a Fair Market Value equal to the minimum withholding obligation; or

     (c) pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant’s regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 10.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the grant, exercise or vesting of an Award hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 11. COMPLIANCE WITH SECURITIES AND OTHER LAWS

     11.1 Securities Laws. Notwithstanding any other provision of this Plan, the Company shall not be obligated to sell or issue any Shares pursuant to any Award granted under this Plan unless the Shares have been registered under applicable Federal securities law, (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction to the extent necessary to comply with applicable state securities laws, (c) the Shares have been duly listed on such exchange in accordance with the procedures specified thereunder and (d) with respect to Participants subject to Section 16 of the Exchange Act, the Company determines that the Plan, the Award Agreement and the sale or issuance of Shares thereunder, comply with all applicable provisions of Rule 16b-3 of the Exchange Act (or any successor provision thereto). The Plan Administrator may modify or revoke all or any provision of an Award Agreement in order to comply with applicable federal and state securities laws and none of the Company, the Plan Administrator, or any Director,

officer, employee, agent or representative thereof will have liability to any Person for refusing to issue, deliver or transfer any Award or any Share issuable in connection with such Award if such refusal is based upon the foregoing provisions of this subsection 11.1.

     11.2 Prohibition on Deferred Compensation. Notwithstanding any provision herein to the contrary, any Award issued hereunder that constitutes a deferral of compensation under a “nonqualified deferred compensation plan”, as such term is defined under Section 409A(d)(1) of the Code (or a successor provision thereto), shall be modified or cancelled to comply with the requirements of Section 409A of the Code (or a successor provision thereto) and applicable guidance published in the Internal Revenue Bulletin.

SECTION 12. ADJUSTMENTS UPON CHANGES IN SHARES

     12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1 and available for issuance to an Eligible Person pursuant to subsection 4.2, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).

     12.2 Change in Control. In the event of a Change in Control, unless the Committee determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated and Awards held by Charitable Organizations that have not lost their tax-exempt status:

     (a) Notice and Acceleration. (i) The Company shall provide each Participant written notice of such Change in Control, (ii) all outstanding Stock Options and Stock Appreciation Rights of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Stock held by such Participant shall immediately lapse.

     (b) Assumption of Grants. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Stock Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

     (c) Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take one or both of the following actions: the Committee may (i) require that Participants surrender their outstanding Stock Options and Stock Appreciation Rights in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the Exercise Price of the Stock Options, or the Fair Market Value of the Stock Appreciation Rights on the Award Date, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Committee may specify.

SECTION 13. AMENDMENT AND TERMINATION

     13.1 Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of Awards available under the Plan or otherwise materially revise the Plan; or (iii) increase the number of Shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to subsection 12.1 hereof), modify the class of Persons eligible to receive Awards under the Plan, or change the identity of the granting company or the Shares issued upon exercise of Incentive Stock Options, unless an amendment under (ii) or (iii) above is approved by the shareholders of the Company within twelve (12) months before or after such amendment. In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     13.2 Amendment of Award. The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant’s rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) Participant consents in writing.

     13.3 Termination of Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award. Absent any action by the Board to terminate or suspend the Plan, the Plan shall automatically terminate on the Expiration Date.

SECTION 14. GENERAL PROVISIONS

     14.1 General Assets. The proceeds to be received by the Company upon exercise of any Award or purchase of Shares pursuant to any Award will constitute general assets of the Company and may be used for any proper purposes.

     14.2 No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award shall be null and void and without effect.

     14.3 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     14.4 Tax Withholding. The Plan Administrator shall notify each Participant of any tax withholding obligations arising as a result of the grant, exercise or vesting of an Award. As a condition to Participant’s exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under Section 10.2 hereof.

     14.5 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Consultant, Director or Team Member of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Team Member of the Company or any Affiliate, or of any Participant.

     14.6 Indemnification of Plan Administrator. The Company shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of the estate of each such member of the Committee or the Board, as well as any employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or employee shall be entitled as a matter of law, contract, or otherwise.

     14.7 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

     14.8 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the Award. If a fractional Share is granted under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

     14.9 Restriction on Repricing. Notwithstanding any provision in this Plan to the contrary, repricing of Stock Options and Stock Appreciation Rights shall not be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option or a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting pricinples; and (iii) canceling a Stock Option or Stock Appreciation Right at a time when its exercise price is equal to or greater than the fair market value of the underlying Shares in exchange for another Stock Option, Stock Appreciation Right, Restricted Shares or other equity award. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

     14.10 GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     14.11 Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

     14.12 Compliance within Jurisdiction. Notwithstanding any provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction.

     14.13 Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

     14.14 Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     14.15 Gender and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

APPENDIX C

WHOLE FOODS MARKET
2007 TEAM MEMBER STOCK PURCHASE PLAN

     On December 6, 2006, the Board of Directors of Whole Foods Market, Inc. adopted, subject to shareholder approval, the Whole Foods Market 2007 Team Member Stock Purchase Plan as an amendment and restatement of the Whole Foods Market, Inc. Team Member Stock Purchase Plan, the terms of which are as follows:

ARTICLE I
PURPOSE OF PLAN

     The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company’s common stock by present and future team members of the Company and its Affiliates. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code and shall be construed in a manner consistent with such intent.

ARTICLE II
DEFINITIONS

     2.1   Affiliate. Each “subsidiary corporation,” as such term is defined in Code Section 424(f), of the Company, other than Whole Foods Market Canada, Inc.; Fresh & Wild Holding Limited; Fresh & Wild Limited; Freshlands Holdings Limited; Yellow Frames Limited; Freshlands Limited; and any other non-US “subsidiary corporation”.

     2.2   Board. The board of directors of the Company.

     2.3   Code. The Internal Revenue Code of 1986, as amended.

     2.4   Committee. The Compensation Committee of the Board.

     2.5   Company. Whole Foods Market, Inc., a corporation organized under the laws of the State of Texas, and any successor thereto.

     2.6   Covered Employee. Any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company or is acting in such capacity, is among the four highest compensated officers (other than the chief executive officer), or who is otherwise considered a Covered Employee within the meaning of Section 162(m) of the Code.

     2.7   Eligible Team Member. Each Team Member who has completed at least 400 service hours with the Company or an Affiliate, other than a Team Member (i) whose customary period of employment with the Company or an Affiliate is five (5) months or less during any calendar year, (ii) who is a Section 16 Insider or a Covered Employee, or (iii) who, immediately after the grant of an Option hereunder, would own 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate (“Five Percent Shareholder”). For the purpose of determining if an individual is a Five Percent Shareholder, the individual shall be deemed to own (i) any stock owned (directly or indirectly) by or for such individual’s brothers and sisters (whether by whole or half blood relation), spouse, ancestors or lineal descendants, (ii) any stock that he could acquire pursuant to outstanding options under this or any other option plan, and (iii) any stock owned directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary in proportion to his interest in such corporation, partnership, estate or trust. The Committee may, from time to time, designate from among a group consisting of the Company and each “subsidiary corporation”, as such term is defined in Code Section 424(f), of the Company those corporations the Team Members of which are eligible to participate in the Plan.

     2.8   Exchange Act. The Securities Exchange Act of 1934, as amended.

     2.9   Exercise Price. The Exercise Price shall be the price set by the Committee, which shall in no event be less than 95% of the Fair Market Value of the Stock on the applicable Purchase Date.

     2.10 Fair Market Value. The term “Fair Market Value” on any date shall mean (a) if the Stock is listed on an established stock exchange or a national market system, including without limitation the NASDAQ National Market, the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Committee, in its sole and absolute discretion, deems reliable; (b) if the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the high bid and low asked prices for the Stock on the last market trading day prior to the date of determination; or (c) in the absence of an established market for the Stock, the value established, in good faith, by the Board as of the determination date.

     2.11  Grant Date. The Grant Dates shall be January 1, April 1, July 1, and October 1 of each year. For purposes of Section 423 of the Code, the Company shall be deemed to have granted to each Eligible Team Member an Option to purchase Stock on each Grant Date.

     2.12  Noncertificated Stock. Noncertificated stock shall mean a share of Stock issued upon the exercise of an Option which is held in book entry form and for which no physical certificate is issued.

     2.13  Offering Period. The period during which an Option granted hereunder is outstanding. The Offering Period shall begin on the applicable Grant Date and shall expire on the Purchase Date immediately following such Grant Date.

     2.14  Option. The right that is granted hereunder to a Participant to purchase Stock from the Company at the Exercise Price on the applicable Purchase Date.

     2.15  Participant. An eligible Team Member who has elected to participate in the Plan in accordance with Section 3.3 below.

     2.16  Plan. Whole Foods Market 2007 Team Member Stock Purchase Plan.

     2.17  Purchase Date. The Purchase Date with respect to each Option shall be the last business day of each calendar quarter immediately following the Grant Date of such Option.

     2.18  Section 16 Insider. Every person who the Company determines is required to file Form 4/5 beneficial ownership reports under the Exchange Act.

     2.19  Stock. The authorized shares of common stock of the Company, no par value, as may be adjusted by the Board from time to time. Any adjustment to the par value of a share of common stock shall be incorporated herein without any need to otherwise amend the Plan.

     2.20  Stock Purchase Account. A bookkeeping account to which are added the amounts withheld on behalf of each Participant under regular payroll deductions authorized by such Participant hereunder, and reduced by amounts due the Company to pay the Exercise Price of Options exercised hereunder.

     2.21  Team Member. Each common-law employee of the Company or an Affiliate.

ARTICLE III
GRANT AND EXERCISE OF OPTIONS

     3.1 Eligibility. Eligible Team Members shall be eligible to participate in the Plan on the first Grant Date following their fulfillment of all applicable eligibility requirements, as set forth in Section 2.7 above.

     3.2 Grant, Exercise and Expiration of Options. On each Grant Date, each individual who is an Eligible Team Member on such date shall, without further action of the Committee, be granted an Option to purchase a number of whole shares of Stock, the Fair Market Value of which, when aggregated with options under any other stock purchase plan of the Company or an Affiliate, does not exceed $25,000, reduced by an amount, if any, equal to the Fair Market Value of Stock acquired by such Eligible Team Member pursuant to the exercise of an Option granted hereunder on a previous Grant Date within the same calendar year. For purposes of this Section, the Fair Market Value of Stock shall be determined as of each applicable Grant Date.

     (a) Each Option shall be automatically exercised at the Exercise Price on the applicable Purchase Date without any further action of the Committee, unless the Participant has previously notified the Committee of his withdrawal from the Plan, as provided in Section 3.3(d) below.

     (b) Each Option shall expire on the applicable Purchase Date.

     (c) Each Option shall expire as of the date the eligible Team Member is no longer employed by the Company or any of its Affiliates, unless it has previously expired, as provided in Section 3.2(b) above.

     (d) A right to purchase Stock under one Option granted hereunder may not be carried over to any other Option.

     3.3 Payment of Exercise Price. Each Eligible Team Member who desires to participate in the Plan shall complete a participation agreement, in such form as the Committee shall determine, which agreement shall provide for the authorization of deductions from the Eligible Team Member’s regular wages. The minimum payroll deduction shall be $10. Payroll deductions shall be credited to a Stock Purchase Account for each Participant. Amounts credited to a Participant’s Stock Purchase Account shall be accumulated and reserved, without interest, for payment of the Exercise Price on the Purchase Date.

     (a) A Participant’s payroll deduction election, if any, as set forth in the participation agreement, shall remain in effect for successive Offering Periods unless modified or revoked by the Participant in accordance with this Section 3.3.

     (b) The participation agreement authorizing payroll deductions must be executed and returned to the Committee, or its delegate, by an Eligible Team Member within such time period prior to the date for which it is to be effective as shall be established by the Committee. If the participation agreement is not timely executed and returned, the Eligible Team Member shall not be permitted to participate in the Plan until the first Grant Date subsequent thereto as of which the Committee or its delegate has received a participation agreement executed within the time, and in the form, prescribed by the Committee.

     (c) A Participant may modify his payroll deduction election once during any Offering Period by providing the Committee or its delegate notice of such modification in the form prescribed by the Committee. Such modification shall be effective as soon as practicable following receipt by the Committee or its delegate of such notice.

     (d) A Participant may revoke his election to participate in the Plan at any time. Such revocation shall be effective as soon as practicable after receipt thereof by the Committee or its delegate, in the form prescribed by the Committee. Upon receipt by the Committee or its delegate of such revocation, all amounts credited to such Participant’s Stock Purchase Account shall be returned to the Participant as soon as administratively feasible thereafter. Such Participant may again participate in the Plan, effective as of any subsequent Offering Period, by completing a new participation agreement, as provided in Section 3.3(b) above. Unless the Committee or its delegate receives a revocation within the time period prior to the applicable Purchase Date that is established by the Committee and communicated to Participants, such revocation shall not be effective to avoid the exercise of an Option hereunder on said Purchase Date.

     3.4 Issuance of Stock. The Company shall issue Stock to a Participant as follows, unless, prior to the applicable Purchase Date, the Participant timely revokes an election to exercise an Option pursuant to Section 3.3(d) above. The Company shall determine the number of whole shares of Stock to be issued to each Participant on each Purchase Date by dividing the balance of such Participant’s Stock Purchase Account by the Exercise Price of each share of Stock on the applicable Purchase Date.

     (a) The Company shall deduct from a Participant’s Stock Purchase Account the amount necessary to purchase the greatest number of whole shares of Stock that can be acquired under the applicable Option.

     (b) Any amounts remaining in the Stock Purchase Account after deducting the Exercise Price of the Option shall be held for use on the next Purchase Date. However, the amount credited to the Stock Purchase Account of a Participant who has revoked his election to participate in the Plan pursuant to the terms of Section 3.3(d) above, will be paid to such Participant, without interest, as soon as administratively feasible thereafter, as provided in Section 3.3(d). A Participant who has terminated employment shall be paid any amounts remaining in his Stock Purchase Account, without interest, as soon as administratively feasible following his termination of employment with the Company and all Affiliates.

     (c) Without limiting the foregoing, the Company may, at its election, upon the exercise of Options (i) issue Stock in the name of the Plan, for the benefit of the Participants or (ii) reflect the issuance of Stock in book entry form with Noncertificated Stock. In either event, the Company shall cause to be delivered to each Participant, at least annually, a statement that will reflect the number of shares of Stock purchased from the Participant’s Stock Purchase Account and the purchase price of such Stock.

     3.5 Nontransferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and then only to the extent that such transfer complies with applicable securities laws. Only the Participant to whom an Option is granted may exercise such Option, unless he is deceased. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     3.6 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares of Stock subject to an Option granted hereunder prior to the time that such Option is exercised.

ARTICLE IV
STOCK SUBJECT TO PLAN

     4.1 Source of Stock. Upon the purchase of Stock pursuant to the exercise of an Option, the Company may deliver to the Participant newly issued shares of Stock or Stock acquired in private transactions or on the open market.

     4.2 Maximum Number of Shares of Stock. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options is 332,670, subject to adjustment as provided in Article VI, which is the remaining number of shares reserved and authorized under the Whole Foods Market, Inc. Team Member Stock Purchase Plan, prior to this amendment and restatement.

ARTICLE V
ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any participation agreement or Option. To the extent not delegated to Participants by the Committee, the Company shall bear all expenses of Plan administration. The interpretation and construction by the Committee of any terms or provisions of this Plan or of any rule or regulation promulgated in connection herewith shall be conclusive and binding on all persons. All determinations of the Committee shall be made by a majority of its members. In addition to all other authority vested with the Committee under the Plan, the Committee shall have the sole and absolute discretion to:

     (a) construe and interpret all provisions of this Plan;

     (b) prescribe the form of any participation agreement and/or notice hereunder and the manner for executing or giving the same;

     (c) establish,, amend, and revoke such rules and regulations as it may deem appropriate for the proper administration of the Plan;

     (d) delegate to one or more individuals the right to act on its behalf in such matters as it may authorize; and

     (e) make all determinations it deems advisable for the proper administration of this Plan.

ARTICLE VI
ADJUSTMENT UPON CORPORATE CHANGES

     6.1 Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the aggregate number of shares of stock which have been authorized for issuance under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a share split or the payment of a share dividend with respect to the Stock or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, Options granted under the Plan shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In such instances, the Committee may in its sole discretion declare that any Option shall terminate as of the date fixed by the Committee and give each Participant the right to exercise his Option as to all or any part of the shares of Stock subject to such Option.

     6.2 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Amounts remaining in a Participant’s Stock Purchase Account after the maximum number of whole shares have been purchased on any Purchase Date shall be held for use on the next Purchase Date, as provided in Section 3.4(b) above.

ARTICLE VII
COMPLIANCE WITH SECURITIES AND OTHER LAWS

     7.1 General. No Option shall be exercisable, no shares of Stock shall be issued, no certificates for shares of Stock shall be delivered and no payment shall be made under this Plan except in compliance with all applicable laws, rules and regulations (including, without limitation, applicable securities laws, rules and regulations, and withholding tax requirements). The Company shall have the right to rely on an opinion of its counsel as to such compliance. No Option shall be exercisable, no Stock shall be issued, no certificate for shares of Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     7.2 Share Holding Periods. In order for tax treatment under §421(a) of the Code to apply to Stock acquired hereunder, the Participant is generally required to hold such shares of Stock for two years after the Grant Date of an Option pursuant to which such shares were acquired and for one year after the transfer of such shares to the Participant. A person holding shares of Stock acquired hereunder who disposes of shares prior to the expiration of such holding period shall notify the Company of such disposition in writing.

     7.3 Share Legends. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Company or Committee may deem advisable to assure compliance with applicable laws, rules, regulations and Plan provisions.

     7.4 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referenced in Section 7.1. At the option of the Company, a stop transfer order against any shares may be placed on the official books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the Stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable laws, rules and regulations. This provision shall not obligate the Company or any Affiliate to undertake registration or qualification of Options or Stock hereunder or to perfect an exemption from such registration/qualification requirements.

ARTICLE VIII
GENERAL PROVISIONS

     8.1 Effect on Employment. Neither the adoption of this amended and restated Plan, its operation, nor any documents describing or referring to this amended and restated Plan (or any part thereof) shall confer upon any Team Member any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any Team Member at any time with or without assigning a reason therefor.

     8.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     8.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     8.4 Governing Law. The laws of the State of Texas shall apply to all matters arising under this Plan, to the extent that Federal law does not apply.

     8.5 Compliance with Securities Laws. Transactions under this Plan are intended to comply with all applicable securities laws. To the extent any provision of this Plan or action by the Committee fails to so comply, the same shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     8.6 Amendment and Termination. The Board may amend this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant’s consent, except as necessary for the Option to maintain its qualification under Section 423 of the Code. Furthermore, no amendment that would increase the number of shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to Section 6.1 hereof), modify the class of individuals eligible to receive Options under the Plan (other than as provided in Section 2.7 with respect to the permitted designation by the Committee of those subsidiary corporations the Team Members of which are permitted to participate in the Plan), or change the identity of the granting company or the shares issued upon exercise of an Option shall be effective unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after the date on which such amendment is adopted. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Option previously granted hereunder and the rights of the holder thereof shall remain in effect until the Option has been exercised in its entirety or has expired or has otherwise been terminated by the terms of the Option.

     8.7 Effective Date of Amended and Restated Plan. Options may be granted hereunder on and after the date on which this amended and restated Plan is approved by the shareholders of the Company.

SECURITIES TRANSFER CORPORATION
2591 DALLAS PARKWAY STE 102
ATTN: GEORGE JOHNSON
FRISCO, TX 75034

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Whole Foods Market, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	WHOLF1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
WHOLE FOODS MARKET, INC.

Vote on Directors								To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	ELECTION OF DIRECTORS 1.) DAVID W. DUPREE 2.) DR. JOHN B. ELSTROTT 3.) GABRIELLE E. GREENE 4.) HASS HASSAN	5.) JOHN P. MACKEY 6.) LINDA A. MASON 7.) MORRIS J. SIEGEL 8.) DR. RALPH Z. SORENSON			For All ☐	Withhold All ☐	For All Except ☐
		For	Against	Abstain				For	Against	Abstain
Vote on Proposals
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2007:	☐	☐	☐	5.	SHAREHOLDER PROPOSAL REGARDING THE COMPANY’S ENERGY USE:		☐	☐	☐
3.	PROPOSAL TO APPROVE THE CONSOLIDATION, AMENDMENT AND RESTATEMENT OF THE COMPANY’S STOCK OPTION PLANS:	☐	☐	☐	6.	SHAREHOLDER PROPOSAL REGARDING SEPARATING THE ROLES OF OUR COMPANY CEO AND CHAIRMAN OF THE BOARD:		☐	☐	☐
4.	PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S TEAM MEMBER STOCK PURCHASE PLAN:	☐	☐	☐	IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

Please date the proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. Please sign the proxy and return it promptly whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY
WHOLE FOODS MARKET, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby (a) acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Whole Foods Market, Inc. (the “Company”) to be held on March 5, 2007, at 9:00 a.m., EST, at the Hotel Monaco Washington, DC: 700 F St. NW, Washington, DC 20002 and the Proxy Statement in connection therewith, and (b) appoints John P. Mackey and Glenda Chamberlain and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as designated on the reverse side.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP, FOR THE CONSOLIDATION, AMENDMENT AND RESTATEMENT OF THE COMPANY’S STOCK OPTION PLANS, FOR THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S TEAM MEMBER STOCK PURCHASE PLAN, AGAINST THE SHAREHOLDER PROPOSAL REGARDING THE COMPANY’S ENERGY USE, AND AGAINST THE SHAERHOLDER PROPOSAL REGARDING SEPARATING THE ROLES OF OUR COMPANY CEO AND CHAIRMAN OF THE BOARD.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock. The undersigned further hereby ratifies and confirms all of the actions that the proxies named above, their substitutes, or any of them, may lawfully do by virtue of this proxy.